UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:811-09086

TD Asset Management USA Funds Inc.

(FORMERLY KNOWN AS TD WATERHOUSE FAMILY OF FUNDS, INC.)

(Exact name of registrant as specified in charter)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip code)

R. Michael Thorfinnson, TD Asset Management USA Funds Inc.

399 Park Avenue, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 646-828-3653

Date of fiscal year end: January 31, 2016

Date of reporting period: January 31, 2016

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TD Asset Management

ANNUAL REPORT

January 31, 2016

TD Asset Management USA Funds Inc.

TDAM Short-Term Bond Fund

–	Institutional Class
–	Advisor Class

TDAM Core Bond Fund

–	Institutional Class
–	Advisor Class

TDAM High Yield Bond Fund

–	Institutional Class
–	Advisor Class

TDAM 1- to 5-Year Corporate Bond Portfolio

TDAM 5- to 10-Year Corporate Bond Portfolio

Epoch U.S. Equity Shareholder Yield Fund
(formerly, TDAM U.S. Equity Shareholder Yield Fund)

–	Institutional Class
–	Advisor Class

Epoch U.S. Large Cap Core Equity Fund
(formerly, TDAM U.S. Large Cap Core Equity Fund)

–	Institutional Class
–	Advisor Class

Epoch Global Equity Shareholder Yield Fund
(formerly, TDAM Global Equity Shareholder Yield Fund)

–	Institutional Class
–	Advisor Class

TDAM Global Low Volatility Equity Fund

–	Institutional Class
–	Advisor Class

Epoch Global All Cap Fund
(formerly, TDAM Global All Cap Fund)

–	Institutional Class
–	Advisor Class

TDAM Target Return Fund

–	Institutional Class
–	Advisor Class

Epoch U.S. Small-Mid Cap Equity Fund
(formerly, TDAM U.S. Small-Mid Cap Equity Fund)

–	Institutional Class
–	Advisor Class

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q filings are available online at www.tdamusa.com. Login to our website and click on Institutional Investors, Financial Reporting, Quarterly Fund Holdings Report. It is also available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Donald J. Herrema Chairman of the Board	Barbara F. Palk Peter B. M. Eby James E. Kelly Christopher L. Wilson Robert P. Herrmann
EXECUTIVE OFFICERS
Michael Thorfinnson President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
Curtis Barnes Secretary

Service Providers

Investment Manager & Administrator TDAM USA Inc. 399 Park Avenue New York, NY 10022	Transfer Agent FIS Investor Services, LLC 3435 Stelzer Road Columbus, OH 43219
Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Directors Counsel Goodwin Procter LLP 901 New York Avenue, N.W. Washington, DC 20001
Custodian BNY Mellon One Wall Street New York, NY 10286
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Financial assets generally moved lower over the fiscal year ended January 31, 2016, with global and domestic equities and domestic fixed income all declining. In addition, financial market volatility increased dramatically. For example, fixed income investors were affected when bond yields spiked in May as a result of higher inflation expectations brought on by better-than-expected economic data in the euro zone and a temporary rise in oil prices. Equity investors felt the effects of increased volatility in the summer when concern about slowing economic growth in China and the world economy intensified and led the S&P 500 Index into a brief 10% technical correction from its peak. The Index experienced another correction in January as oil prices reached a 13-year low and China reported the slowest economic growth in 25 years.

Amid this volatility, Treasuries rose, benefitting in part from a flight to quality. However, corporate bonds generated negative returns, which contributed to the Barclays U.S. Aggregate Bond Index’s modest decline of 0.16%. Over the year, yields fluctuated as investors speculated about if and when the Federal Reserve (the “Fed”) would raise the federal funds rate. The U.S. economy continued to expand during the year, although growth was modest. Employment was strong, with non-farm payrolls growing by more than 215,000, on average, each month. With this backdrop, the Fed finally ended widespread speculation in December, announcing that it was raising the federal funds rate for the first time since 2006. After maintaining the rate at the emergency level of zero to 0.25% for more than six years, the Fed increased it by 25 basis points. In its policy announcement, the Fed continued to indicate that it would take a gradual approach to any tightening and commented that it expects to keep the federal funds rate lower than normal for some time.

During the fiscal year, investors continued to keep a close eye on other global central banks, many of which maintained or accelerated their highly accommodative stances in the face of continued lackluster economic growth. The European Central Bank, Bank of Canada and Bank of Japan all eased further, with the Bank of Japan instituting negative deposit rates in early 2016. Yields remain low in spite of the Fed’s increase, and we believe that rates will remain low for a prolonged period of time.

In spite of the increased volatility and forays into correction territory, the S&P 500 Index proved relatively resilient and ended the fiscal year with a modest decline of 0.67%, outperforming most of the global equity indices. Six of the S&P 500’s ten sectors declined over the period, with losses led by the Energy and Materials sectors, which were both down more than 15% amid ongoing commodity weakness. Global equities also declined, with developed markets faring better than emerging markets. Overall, global equity returns in U.S. dollars were further dampened by the strength of the U.S. dollar. The U.S. dollar rose against a basket of major currencies, helped by the relatively strong domestic economy and the dollar’s perceived safe-haven status.

Performance Summary

TDAM Short-Term Bond Fund

Over the fiscal year, the TDAM Short-Term Bond Fund, Institutional Class generated a return of 0.12% and the TDAM Short-Term Bond Fund, Advisor Class generated a return of 0.12%, versus a return of 0.69% for the benchmark, the Bank of America (“BofA”) Merrill Lynch 1-3 Year Corporate/Government Bond Index (unlike the benchmark, the Fund reports returns after the deduction of fees and expenses). The Fund’s holdings are focused on high quality issuers, and the overweight allocation to corporate bonds acted as a drag on relative performance as corporate spreads moved wider throughout the fiscal year. We continue to favor corporate bonds for the yield advantage they can offer over Treasuries. We believe that corporate bonds will continue to offer more value than Treasuries in the current low nominal yield environment.

TDAM Core Bond Fund

Over the fiscal year, the TDAM Core Bond Fund, Institutional Class generated a return of negative 0.72% and the TDAM Core Bond Fund, Advisor Class generated a return of negative 0.72%, compared with a return of negative 0.16% for the benchmark, the Barclays U.S. Aggregate Bond Index (unlike the benchmark, the Fund reports returns after the deduction of fees and expenses). The Fund’s underperformance versus the benchmark was primarily due to positioning the Fund for a steeper yield curve during the latter part of the year. The yield curve moved decidedly flatter as yields in the long end of the curve dropped more than those in the shorter end, which hurt relative performance. The Fund did benefit from its lack of exposure to long-term corporate bonds. This segment of the market severely underperformed intermediate term credits (10 years or less) as their spreads versus Treasuries climbed throughout the year.

TD Asset Management USA Inc. believes the most predictable long-term way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration* of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise. (*Duration measures an investment’s sensitivity to changes in interest rates.)

TDAM High Yield Bond Fund

Over the fiscal year, the TDAM High Yield Bond Fund, Institutional Class generated a return of negative 4.90% and the TDAM High Yield Bond Fund, Advisor Class also generated a return of negative 4.90%, matching the negative 4.92% return of the benchmark, BofA Merrill Lynch BB-B U.S. High Yield Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses. On a gross return basis, both classes of the Fund outperformed the benchmark, generating returns of negative 4.2%. This outperformance was driven by the Fund’s underweight exposure to the Energy sector and strong performance in the Consumer, Cable, Media and Health Care sectors relative to the benchmark.

We believe that the U.S. economy has gone through a series of mini-cycles since the 2008 financial crisis (including the latest Energy weakness), which have prevented a buildup of credit market excesses. While the impact of weakness in Energy and Basic Materials continues to create volatility, we see healthy fundamentals of many issuers outside of these two sectors. During historical periods of modest economic growth and rising interest rates, High Yield has been attractive relative to other asset classes. We remain disciplined in following our investment philosophy by focusing on undervalued bonds, improving credit profiles and higher than average liquidity, and by seeking broad portfolio diversification among over 30 industries. We believe current spreads offer value given our view of the fundamental backdrop in selected sectors of the U.S. economy.

TDAM 1- to 5-Year Corporate Bond Portfolio

Over the fiscal year, the TDAM 1- to 5-Year Corporate Bond Portfolio generated a return of 0.41% compared with a return of 0.62% for the benchmark, the Barclays 1-5 Year U.S. Credit Index. The Portfolio modestly underperformed the benchmark as the Portfolio’s duration was shorter than that of the benchmark during the second half of the fiscal year, when yields fell in the 3-5 year part of the yield curve. The Portfolio’s focus on quality was important during the year as lower quality bonds and sectors underperformed the most.

TD Asset Management USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

TDAM 5- to 10-Year Corporate Bond Portfolio

Over the fiscal year, the TDAM 5- to 10-Year Corporate Bond Portfolio generated a return of negative 1.49% compared with a return of negative 1.39% for the benchmark, the Barclays 5-10 Year U.S. Credit Index. The shorter duration of the portfolio relative to the benchmark during a period when interest rates declined in the 5- to 10-year portion of the yield curve was a headwind to relative performance. However, the Portfolio benefitted from the higher quality bias of its corporate holdings in a period when lower quality investment grade bonds underperformed higher quality companies and sectors.

TD Asset Management USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

Epoch U.S. Equity Shareholder Yield Fund

For the 12-months ended January 31, 2016, the Epoch U.S. Equity Shareholder Yield Fund, Institutional Class generated a return of negative 1.36% and the Epoch U.S. Equity Shareholder Yield Fund, Advisor Class also generated a return of negative 1.36%, compared with a return of negative 5.0% for the benchmark, the Russell 1000 Value Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

The Fund provided strong relative returns, with its diversified holdings achieving growth in free cash flow and providing shareholders with returns from cash dividends, share buybacks and debt reduction. Stock selection and a larger-than-benchmark weight in the Consumer Staples and Utilities sectors were the most significant relative contributors. The Fund’s less-than-benchmark weight in the Health Care and Financials sectors were among the most significant detractors.

The Fund continues to seek attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

Epoch U.S. Large Cap Core Equity Fund

For the 12-months ended January 31, 2016, the Epoch U.S. Large Cap Core Equity Fund, Institutional Class generated a return of negative 6.24% and the Epoch U.S. Large Cap Core Equity Fund, Advisor class generated a return of negative 6.26%, compared with a return of negative 1.82% for the benchmark, the Russell 1000 Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

During the period, certain holdings within the Financials, Energy and Health Care sectors, amongst others, detracted from relative results. In addition, the Consumer Staples sector was one of the best performing areas for the period, up 7.8%, while the Energy sector was down 21.5%. Against this backdrop, the Fund’s less-than-index weight in Consumer Staples also detracted from relative results. This factor was partially offset by the Fund’s less-than-index weight in Energy.

The global economy is likely to eke out only modest growth in the coming year, restraining corporate revenue. Self-sustaining recoveries are visibly underway in the U.S., but the slowdown in China has cast a long shadow on global growth expectations. The accumulation of debt is another drag on economic activity. In our view, profitability will be challenged in a world where top-line growth is hard to come by and the “big re-rating” of equities is over. The broad-based expansion of valuations that drove outsized market gains in 2012–2014 was not present in 2015. The quantitative easing that fueled the expansion is finished in the U.S. and U.K. And, while the euro zone and Japan may continue to pursue highly accommodative monetary policies, their influence on equity valuations has waned. In this environment, we believe free cash flow growth rates will differentiate the winners from the losers.

Epoch Global Equity Shareholder Yield Fund

For the 12-months ended January 31, 2016, the Epoch Global Equity Shareholder Yield Fund, Institutional Class generated a return of negative 6.90% and the Epoch Global Equity Shareholder Yield Fund, Advisor Class also generated a return of negative 6.90%, compared with a return of negative 5.08% for the benchmark, the MSCI World Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

Stock selection and a larger-than-benchmark weight in the Energy sector were significant detractors to relative performance, as was stock selection and a less-than-benchmark weight in the Consumer Discretionary sector. Among the largest contributors to relative performance were the Consumer Staples and Utilities sectors. From a regional perspective, the Fund’s larger-than-benchmark exposure to the U.K. was a relative detractor, while stock selection in Italy and the U.S. helped offset some of the losses.

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. We believe our investment approach is especially relevant in the current environment, where global growth has been elusive.

TDAM Global Low Volatility Equity Fund

Over the fiscal year, the TDAM Global Low Volatility Equity Fund, Institutional Class generated a return of negative 1.61%, and the TDAM Global Low Volatility Equity Fund, Advisor Class also generated a return of negative 1.61%, both outperforming the negative 6.80% return of the benchmark, the MSCI All Country World Index (Net Dividends — USD). Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

The Fund’s significant exposure to low volatility equities helped it to outperform the benchmark as low and median volatility global equities outperformed higher volatility global equities during the reporting period. The Fund also benefitted significantly from its currency hedging strategy as the U.S. dollar rose against most other currencies.

The Fund comprises equities with lower risk profiles, which should offer less volatility over the long term. As such, the Fund is tilted toward defensive stocks, such as those in the Consumer Staples and Utilities sectors, with less exposure to cyclical or volatile stocks, such as those in the Information Technology and Energy sectors. More defensive stocks are likely to underperform the Index in strong market rallies and outperform in market downturns.

Epoch Global All Cap Fund

For the 12-months ended January 31, 2016, the Epoch Global All Cap Fund, Institutional Class generated a return of negative 7.36% and the Epoch Global All Cap Fund, Advisor Class also generated a return of negative 7.36%, compared with a return of negative 5.08% for the benchmark, the MSCI World Index (Net Dividends — USD). Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

Stock selection, particularly in the Financials, Consumer Discretionary and Information Technology sectors was the most significant detractor from relative results. Stock selection and a larger-than-benchmark position in the Consumer Staples sector and stock selection in the Materials sector helped offset some of the relative declines. From a regional perspective, stock selection in the U.S. was the most significant relative detractor, while stock selection in the U.K. provided a relative contribution.

The global economy is likely to eke out only modest growth in the coming year, restraining corporate revenue. Self-sustaining recoveries are visibly underway in the U.S. but the slowdown in China has cast a long shadow on global growth expectations. The accumulation of debt is another drag on economic activity. In our view, profitability will be challenged in a world where top-line growth is hard to come by and the “big re-rating” of equities is over. The broad-based expansion of valuations that drove outsized market gains in 2012–2014 was not present in 2015. The quantitative easing that fueled the expansion is finished in the U.S. and U.K. And while the euro zone and Japan may continue to pursue highly accommodative monetary policies, their influence on equity valuations has waned. In this environment, we believe free cash flow growth rates will differentiate the winners from the losers.

TDAM Target Return Fund

Over the fiscal year, the TDAM Target Return Fund, Institutional Class returned negative 4.91% and the TDAM Target Return Fund, Advisor Class returned negative 5.10%, compared with a positive 3.03% return for the benchmark, the Citigroup 1-month Treasury Bill Index + 3%. (Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.) The Fund underperformed due to the negative performance of its holdings in equities, long-term U.S. Treasuries, high yield and convertible debt. The Fund’s holdings in cash, investment grade bonds, USD-denominated emerging market debt and Special Purpose Acquisition Corporations were neutral to performance. Concerns over global growth, the dramatic decline in oil prices, deflation risk and U.S. Fed tightening led to increased market volatility, credit spread widening and an overall flight to perceived safe-haven assets. The volatility of the portfolio was below the risk budget and has not changed meaningfully despite the increase in overall market volatility during the last 12 months. The Fund’s non-USD denominated assets are generally hedged back to the fund’s base currency (USD).

The Fund has a diversified and defensively positioned portfolio. The Fund’s weighted average yield of 4.8% is ahead of its targeted 3.5%, as of January 29, 2016. The majority of the securities held by the Fund are positioned higher in the capital structure than common equity. While these securities may experience volatility, we expect to receive our principal back at maturity as the issuers of these fixed income securities have solid balance sheets and liquidity. In addition, we believe the Fund is reasonably positioned for a rising interest rate environment, and has a duration of approximately 3 years for the fixed income portion of the Fund.

Epoch U.S. Small-Mid Cap Equity Fund

For the 12-months ended January 31, 2016, the Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class generated a return of negative 8.40% and the Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class also generated a return of negative 8.40%, compared with a return of negative 8.77% for the benchmark, the Russell 2500 Index. Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

Security selection was positive in several sectors including Financials, Consumer Staples and Industrials amongst others. In addition, the Energy sector was the weakest area for the period, down 43.2%. Against this backdrop the portfolio’s less-than-index weight in Energy also made a positive contribution to relative results.

The global economy is likely to eke out only modest growth in the coming year, restraining corporate revenue. Self-sustaining recoveries are visibly underway in the U.S. but the slowdown in China has cast a long shadow on global growth expectations. The accumulation of debt is another drag on economic activity. In our view, profitability will be challenged in a world where top-line growth is hard to come by and the “big re-rating” of equities is over. The broad-based expansion of valuations that drove outsized market gains in 2012–2014 was not present in 2015. The quantitative easing that fueled the expansion is finished in the U.S. and U.K. And, while the euro zone and Japan may continue to pursue highly accommodative monetary policies, their influence on equity valuations has waned. In this environment, we believe free cash flow growth rates will differentiate the winners from the losers.

Looking Ahead

We continue to focus on high quality investments with strong fundamentals and are mindful of macro-economic factors that may affect our investments. We anticipate that the current low growth environment will persist for a prolonged period given the deflationary effects of elevated debt levels and weak aggregate demand. In addition, we expect further bouts of financial market volatility. While we expect the U.S. dollar will remain strong, we do not expect it to outperform its global peers at the same rate as it has over the past several years.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Michael Thorfinnson, CFA
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

March 11, 2016

The Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a full or summary prospectus containing this and other information about the Funds, please call your financial adviser. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Short-Term Bond Fund and the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	3-Year Return	5-Year Return	Since Inception
TDAM Short-Term Bond Fund, Institutional Class(1)(2)	0.12%	0.56%	0.88%	2.29%
TDAM Short-Term Bond Fund, Advisor Class(1)(3)	0.12%	N/A	N/A	0.57%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index	0.69%	0.87%	1.10%	2.60%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on December 18, 2006.
(3)	Commenced operations on May 30, 2013.
(4)	The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities. Qualifying securities must have at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index. Since inception return is from December 18, 2006.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2016

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	40.8%
AAA	0.2%
AA	7.8%
A	20.9%
BBB	27.3%
Not Rated	0.2%
Short-Term Investment and Other Net Assets	2.8%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
TDAM Core Bond Fund, Institutional Class(1)(2)	-0.72%	1.75%
TDAM Core Bond Fund, Advisor Class(1)(2)	-0.72%	1.75%
Barclays U.S. Aggregate Bond Index(3)	-0.16%	2.11%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2016

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	43.6%
AAA	0.8%
AA	6.7%
A	21.7%
BBB	20.3%
Registered Investment Companies	4.7%
Not Rated	0.6%
Short-Term Investment and Other Net Assets	1.6%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM High Yield Bond Fund and the BofA Merrill Lynch BB-B U.S. High Yield Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
TDAM High Yield Bond Fund, Institutional Class(1)(2)	-4.90%	0.76%
TDAM High Yield Bond Fund, Advisor Class(1)(2)	-4.90%	0.76%
BofA Merrill Lynch BB-B U.S. High Yield Index(3)	-4.92%	1.10%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The BofA Merrill Lynch BB-B U.S. High Yield Index contains all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch). It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted, and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2016

Credit Ratings(1)	Percentage of Net Assets
AAA	0.0%
AA	0.0%
A	0.0%
BBB	9.9%
BB and Below	84.8%
Other Net Assets	5.3%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TDAM 1- to 5-Year Corporate Bond Portfolio and the Barclays 1-5 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
TDAM 1- to 5-Year Corporate Bond Portfolio(1)(2)	0.41%	1.73%
Barclays 1-5 Year U.S. Credit Index(3)	0.62%	2.10%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Barclays 1-5 Year U.S. Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2016

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	7.6%
AAA	0.3%
AA	18.6%
A	48.8%
BBB	23.1%
Short-Term Investment and Other Net Assets	1.6%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TDAM 5- to 10-Year Corporate Bond Portfolio and the Barclays 5-10 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
TDAM 5- to 10-Year Corporate Bond Portfolio(1)(2)	-1.49%	4.29%
Barclays 5-10 Year U.S. Credit Index(3)	-1.39%	4.92%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Barclays 5-10 Year U.S. Credit Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2016

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	5.9%
AAA	1.6%
AA	12.8%
A	43.6%
BBB	32.4%
Short-Term Investment and Other Net Assets	3.7%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Equity Shareholder Yield Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Equity Shareholder Yield Fund and the Russell 1000 Value Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
Epoch U.S. Equity Shareholder Yield Fund, Institutional Class(1)(2)	-1.36%	10.22%
Epoch U.S. Equity Shareholder Yield Fund, Advisor Class(1)(2)	-1.36%	10.22%
Russell 1000 Value Index(3)	-5.00%	7.71%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Large Cap Core Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Large Cap Core Equity Fund and the Russell 1000 Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
Epoch U.S. Large Cap Core Equity Fund, Institutional Class(1)(2)	-6.24%	8.58%
Epoch U.S. Large Cap Core Equity Fund, Advisor Class(1)(2)	-6.26%	8.57%
Russell 1000 Index(3)	-1.82%	10.09%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global Equity Shareholder Yield Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch Global Equity Shareholder Yield Fund and the MSCI World Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
Epoch Global Equity Shareholder Yield Fund, Institutional Class(1)(2)	-6.90%	5.43%
Epoch Global Equity Shareholder Yield Fund, Advisor Class(1)(2)	-6.90%	5.42%
MSCI World Index(3)	-5.08%	5.24%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index Net Dividends consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted, and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global Low Volatility Equity Fund and the MSCI All Country World Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
TDAM Global Low Volatility Equity Fund, Institutional Class(1)(2)	-1.61%	6.53%
TDAM Global Low Volatility Equity Fund, Advisor Class(1)(2)	-1.61%	6.53%
MSCI All Country World Index(3)	-6.80%	3.71%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global All Cap Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch Global All Cap Fund and the MSCI World Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
Epoch Global All Cap Fund, Institutional Class(1)(2)	-7.36%	4.72%
Epoch Global All Cap Fund, Advisor Class(1)(2)	-7.36%	4.72%
MSCI World Index(3)	-5.08%	5.24%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index Net Dividends consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Target Return Fund and the Citigroup 1-month U.S. Treasury Bill Index +3% for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
TDAM Target Return Fund, Institutional Class(1)(2)	-4.91%	-1.37%
TDAM Target Return Fund, Advisor Class(1)(2)	-5.10%	-1.47%
Citigroup 1-Month U.S. Treasury Bill Index +3%(3)	3.03%	2.99%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Citigroup 1-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Small-Mid Cap Equity Fund and the Russell 2500 Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2016	1-Year Return	Since Inception
Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class(1)(2)	-8.40%	2.68%
Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class(1)(2)	-8.40%	2.68%
Russell 2500 Index(3)	-8.77%	4.01%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on May 30, 2013.
(3)	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2016 through January 31, 2016).

The table below and on the following pages illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
TDAM Short-Term Bond Fund – Institutional Class
Actual	$1,000.00	$1,001.40	0.43%	$2.17
Hypothetical (5% Return before expenses)	1,000.00	1,023.04	0.43	2.19
TDAM Short-Term Bond Fund – Advisor Class
Actual	1,000.00	1,001.40	0.43	2.17
Hypothetical (5% Return before expenses)	1,000.00	1,023.04	0.43	2.19
TDAM Core Bond Fund – Institutional Class
Actual	1,000.00	1,010.40	0.50	2.53
Hypothetical (5% Return before expenses)	1,000.00	1,022.68	0.50	2.55
TDAM Core Bond Fund – Advisor Class
Actual	1,000.00	1,011.40	0.50	2.53
Hypothetical (5% Return before expenses)	1,000.00	1,022.68	0.50	2.55
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
TDAM High Yield Bond Fund – Institutional Class
Actual	$1,000.00	$957.50	0.70%	$3.45
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM High Yield Bond Fund – Advisor Class
Actual	1,000.00	957.50	0.70	3.45
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM 1- to 5-Year Corporate Bond Portfolio
Actual	1,000.00	1,003.00	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TDAM 5- to 10-Year Corporate Bond Portfolio
Actual	1,000.00	1,006.90	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
Epoch U.S. Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	981.10	0.80	3.99
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
Epoch U.S. Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	981.90	0.81	4.05
Hypothetical (5% Return before expenses)	1,000.00	1,021.12	0.81	4.13
Epoch U.S. Large Cap Core Equity Fund – Institutional Class
Actual	1,000.00	894.80	0.80	3.82
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
Epoch U.S. Large Cap Core Equity Fund – Advisor Class
Actual	1,000.00	894.60	0.85	4.06
Hypothetical (5% Return before expenses)	1,000.00	1,020.92	0.85	4.33
Epoch Global Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	934.40	1.00	4.88
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
Epoch Global Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	934.40	1.01	4.92
Hypothetical (5% Return before expenses)	1,000.00	1,020.11	1.01	5.14
TDAM Global Low Volatility Equity Fund – Institutional Class
Actual	1,000.00	962.30	0.90	4.45
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
TDAM Global Low Volatility Equity Fund – Advisor Class
Actual	1,000.00	962.30	0.90	4.45
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
Epoch Global All Cap Fund – Institutional Class
Actual	1,000.00	880.70	1.00	4.74
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
Epoch Global All Cap Fund – Advisor Class
Actual	1,000.00	881.40	1.00	4.74
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
TDAM Target Return Fund – Institutional Class
Actual	$1,000.00	$952.70	0.70%	$3.45
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM Target Return Fund – Advisor Class
Actual	1,000.00	951.90	0.91	4.48
Hypothetical (5% Return before expenses)	1,000.00	1,020.62	0.91	4.63
Epoch U.S. Small-Mid Cap Equity Fund – Institutional Class
Actual	1,000.00	845.30	1.00	4.65
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
Epoch U.S. Small-Mid Cap Equity Fund – Advisor Class
Actual	1,000.00	845.30	1.00	4.65
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended January 31, 2016, the Fund is designating the following items with regard to distributions paid during the period:

	Capital Gain Distribution	Ordinary Income Distribution	Total	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Qualified Interest Income(4)	Short-Term Capital Gain(5)	FTC(6)
TDAM Short-Term Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	15.54%	97.87%	0.00%	0.00%
TDAM Core Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	18.92%	90.77%	0.00%	0.00%
TDAM High Yield Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	97.84%	0.00%	0.00%
TDAM 1- to 5-Year Corporate Bond Portfolio	0.11%	99.89%	100.00%	0.00%	0.00%	3.37%	69.33%	100.00%	0.00%
TDAM 5- to 10-Year Corporate Bond Portfolio	0.73%	99.27%	100.00%	0.00%	0.00%	3.97%	73.44%	100.00%	0.00%
Epoch U.S. Equity Shareholder Yield Fund	60.77%	39.23%	100.00%	90.27%	90.27%	0.00%	0.00%	100.00%	0.00%
Epoch U.S. Large Cap Core Equity Fund	68.28%	31.72%	100.00%	94.85%	94.85%	0.00%	0.00%	100.00%	0.00%
Epoch Global Equity Shareholder Yield Fund	20.26%	79.74%	100.00%	49.62%	100.00%	0.00%	0.00%	100.00%	0.00%
TDAM Global Low Volatility Equity Fund	1.01%	98.99%	100.00%	8.05%	36.97%	0.00%	0.00%	100.00%	3.33%
Epoch Global All Cap Fund	83.94%	16.06%	100.00%	66.49%	100.00%	0.00%	0.00%	100.00%	0.00%
TDAM Target Return Fund	20.14%	79.86%	100.00%	5.33%	17.61%	1.80%	11.47%	0.00%	0.00%
Epoch U.S. Small-Mid Cap Equity Fund	7.75%	92.25%	100.00%	46.61%	47.75%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Fund meets certain requirements.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	TDAM Global Low Volatility Equity Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2016, the total amount of foreign source gross income is $266,285. The total amount of foreign tax to be paid is $34,436. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. Complete information was computed and reported in conjunction with your 2015 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/16 (Unaudited)

TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund
Invests primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations of banks and corporations.**	Invests primarily in bonds.	Invests primarily in bonds that are, at the time of investment, rated below investment grade.

Fund Composition*

All figures are shown as a percentage of the Fund's total investments.

TDAM Short-Term Bond Fund — By Security Type

54.5%	Corporate Obligations
32.1%	U.S. Treasury Obligations
8.9%	U.S. Government Mortgage Backed Obligations
2.4%	Regional Government Obligations
1.9%	Repurchase Agreements
0.2%	Municipal Obligations

TDAM Core Bond Fund — By Security Type

47.6%	Corporate Obligations
21.6%	U.S. Government Mortgage Back Obligations
21.4%	U.S. Treasury Obligations
4.7%	Registered Investment Companies
1.7%	Regional Government Obligations
1.6%	Repurchase Agreements
1.4%	U.S. Government Agency Obligations

TDAM High Yield Bond Fund — By Sector

28.0%	Consumer Discretionary
15.9%	Industrials
15.9%	Telecommunication Services
9.9%	Financials
9.7%	Materials
8.5%	Health Care
4.1%	Information Technology
4.1%	Consumer Staples
2.3%	Utilities
1.6%	Energy

Maturity Composition*

Average maturity is the weighted average of the number of years to the maturity date, reset date or earliest date to put or demand the principal and interest of a security.

TDAM Short-Term Bond Fund

Average Maturity: 1.9 years

Under 1 year	17.8%
1-5 years	82.2%
6-10 years	0.0%
11-20 years	0.0%
Over 20 years	0.0%

TDAM Core Bond Fund

Average Maturity: 9.4 years

Under 1 year	6.4%
1-5 years	39.8%
6-10 years	40.0%
11-20 years	4.4%
Over 20 years	9.4%

TDAM High Yield Bond Fund

Average Maturity: 5.3 years

Under 1 year	1.5%
1-5 years	50.8%
6-10 years	47.7%
11-20 years	0.0%
Over 20 years	0.0%

* Fund and Maturity Compositions are subject to change.

** Investment-grade debt are debt securities rated in one of the four highest credit-quality categories by a nationally recognized statistical rating organization.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/16 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/16 (Unaudited) (Continued)

Epoch U.S. Large Cap Core Equity Fund

Invests primarily in equity securities of large capitalization U.S. companies.

Epoch Global Equity Shareholder Yield Fund

Invests primarily in dividend-paying equity securities located throughout the world.

TDAM Global Low Volatility Equity Fund

Invests primarily in equity securities located throughout the world.

Fund Composition*

All figures are shown as a percentage of the Fund's total investments.

Epoch U.S. Large Cap Core Equity Fund

By Sector

26.2%	Information Technology
16.8%	Financials
14.5%	Health Care
13.1%	Industrials
11.8%	Consumer Discretionary
6.7%	Consumer Staples
4.7%	Utilities
3.6%	Energy
1.8%	Materials
0.8%	Telecommunication Services

Epoch Global Equity Shareholder Yield Fund

By Sector

16.1%	Telecommunication Services
15.3%	Financials
15.3%	Consumer Staples
14.8%	Utilities
9.3%	Energy
9.1%	Industrials
7.8%	Health Care
5.2%	Consumer Discretionary
4.8%	Information Technology
2.3%	Materials

By Country

47.4%	United States
16.8%	United Kingdom
7.4%	France
6.9%	Germany
5.0%	Canada
3.6%	Australia
2.9%	Norway
2.9%	Switzerland
1.8%	Italy
1.5%	Ireland
1.3%	Singapore
0.9%	Sweden
0.9%	Taiwan
0.7%	Spain

TDAM Global Low Volatility Equity Fund

By Sector

19.6%	Financials
18.0%	Utilities
14.8%	Industrials
13.9%	Consumer Staples
8.8%	Consumer Discretionary
7.9%	Telecommunication Services
7.5%	Health Care
4.6%	Information Technology
2.9%	Energy
1.4%	Materials
0.6%	Registered Investment Companies

By Country

40.2%	United States
15.0%	Canada
6.2%	Australia
5.0%	Taiwan
4.7%	United Kingdom
3.6%	Switzerland
3.1%	Japan
3.0%	Singapore
2.9%	Hong Kong
2.3%	Chile
1.9%	France
1.9%	Israel
1.6%	Belgium
1.6%	Italy
1.3%	Denmark
1.3%	Germany
1.1%	Malaysia
0.9%	New Zealand
0.8%	Philippines
0.8%	Quatar
0.4%	Luxembourg
0.2%	Sweden
0.2%	South Korea

* Fund Composition is subject to change.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/16 (Unaudited) (Concluded)

Statements of Assets and Liabilities

January 31, 2016

	TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund	TDAM 1- to 5-Year Corporate Bond Portfolio
ASSETS
Cost of investments (Note 2)	$52,315,577	$39,251,349	$8,151,329	$48,850,303
Investments in securities, at value	$51,412,467	$38,679,273	$7,341,021	$41,375,925
Repurchase agreements, at value (Note 2)	973,000	619,000	—	7,334,000
TOTAL INVESTMENTS	52,385,467	39,298,273	7,341,021	48,709,925
Cash	12,044	5,980	320,989	15,663
Receivable for investment securities sold	2,258,003	284,348	114,403	263,397
Interest and dividends receivable	220,684	219,363	144,503	191,320
Due from Investment Manager (Note 3)	11,555	—	19,714	29,053
Receivable for capital shares sold	—	33	—	81,246
Prepaid expenses	4,991	6,377	6,331	3,389
TOTAL ASSETS	54,892,744	39,814,374	7,946,961	49,293,993
LIABILITIES
Payable for securities purchased	2,058,524	133,412	119,203	6,298,955
Dividends payable to shareholders	44,396	44,545	4,497	37,689
Payable for capital shares redeemed	3,005	113,139	14,952	—
Payable to Investment Manager (Note 3)	—	33,212	—	—
Transfer agent fees payable	17,631	16,204	14,691	14,444
Payable for Directors’ fees (Note 4)	548	547	548	548
Other accrued expenses	70,424	63,365	44,771	57,568
TOTAL LIABILITIES	2,194,528	404,424	198,662	6,409,204
NET ASSETS	$52,698,216	$39,409,950	$7,748,299	$42,884,789
Net assets consist of:
Paid-in-capital ($0.0001 par value; 3.1 billion, 1.3 billion, 1.2 billion and 0.6 billion shares authorized, respectively)	$52,754,849	$39,983,035	$8,664,607	$43,049,450
Undistributed net investment income	7,155	8,419	973	107
Accumulated net realized losses from investments	(133,678)	(628,428)	(106,973)	(24,390)
Net unrealized appreciation (depreciation) on investments	69,890	46,924	(810,308)	(140,378)
Net assets	$52,698,216	$39,409,950	$7,748,299	$42,884,789
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$10.15	$10.00	$8.95	N/A
	($52,657,744 ÷ 5,188,353 shares)	($39,305,461 ÷ 3,930,263 shares)	($7,648,128 ÷ 854,662 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$10.15	$10.00	$8.95	N/A
	($40,472 ÷ 3,988 shares)	($104,489 ÷ 10,451 shares)	($100,171 ÷ 11,197 shares)
Portfolio Class net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	N/A	$10.03
				($42,884,789 ÷ 4,275,878 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2016

	TDAM 5- to 10-Year Corporate Bond Portfolio	Epoch U.S. Equity Shareholder Yield Fund	Epoch U.S. Large Cap Core Equity Fund	Epoch Global Equity Shareholder Yield Fund
ASSETS
Cost of investments (Note 2)	$41,443,346	$2,895,589	$3,041,000	$6,741,135
Investments in securities, at value	$35,901,782	$3,182,632	$3,116,799	$6,309,398
Repurchase agreements, at value (Note 2)	5,165,000	—	—	—
TOTAL INVESTMENTS	41,066,782	3,182,632	3,116,799	6,309,398
Cash	255	128,753	57,282	91,000
Foreign currency, at value (Cost $0, $0, $0 and $24,998)	—	—	—	24,831
Interest and dividends receivable	273,233	5,845	1,983	11,402
Receivable for investment securities sold	60,200	—	1,401	—
Receivable for capital shares sold	47,197	25	—	1,266
Due from Investment Manager (Note 3)	29,189	20,091	22,356	32,130
Tax reclaim receivable	—	490	399	16,084
Prepaid expenses	2,992	6,286	6,290	6,290
TOTAL ASSETS	41,479,848	3,344,122	3,206,510	6,492,401
LIABILITIES
Payable for securities purchased	4,088,151	—	15,456	27,046
Dividends payable to shareholders	72,692	—	—	—
Payable for capital shares redeemed	—	25	—	11,873
Transfer agent fees payable	14,907	15,141	15,141	15,170
Payable for Directors’ fees (Note 4)	548	550	548	548
Other accrued expenses	55,836	38,365	38,355	55,953
TOTAL LIABILITIES	4,232,134	54,081	69,500	110,590
NET ASSETS	$37,247,714	$3,290,041	$3,137,010	$6,381,811
Net assets consist of:
Paid-in-capital ($0.0001 par value; 0.4 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$37,657,353	$3,097,975	$3,079,988	$7,199,558
Distributions in excess of net investment income	(10,163)	(818)	(3)	(1,436)
Accumulated net realized losses from investments and foreign currency	(22,912)	(94,159)	(18,774)	(382,236)
Net unrealized appreciation (depreciation) on investments	(376,564)	287,043	75,799	(431,737)
Net unrealized depreciation on translation of other assets and liabilities denominated in foreign currencies	—	—	—	(2,338)
Net assets	$37,247,714	$3,290,041	$3,137,010	$6,381,811
Institutional Class net asset value, redemption price and offering price per share (Note 2)	N/A	$11.77	$11.34	$10.11
		($3,154,204 ÷ 267,892 shares)	($2,986,083 ÷ 263,333 shares)	($6,258,492 ÷ 619,102 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	N/A	$11.77	$11.34	$10.11
		($135,837 ÷ 11,544 shares)	($150,927 ÷ 13,304 shares)	($123,319 ÷ 12,200 shares)
Portfolio Class net asset value, redemption price and offering price per share (Note 2)	$10.14	N/A	N/A	N/A
	($37,247,714 ÷ 3,672,136 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2016

	TDAM Global Low Volatility Equity Fund	Epoch Global All Cap Fund	TDAM Target Return Fund	Epoch U.S. Small-Mid Cap Equity Fund
ASSETS
Cost of investments (Note 2)	$13,732,215	$3,573,037	$5,349,239	$100,603,684
Investments in securities, at value	$13,640,042	$3,470,134	$4,595,011	$87,277,971
Cash	258,773	324,388	609,121	1,998,595
Foreign currency, at value (Cost $22,912, $33,933, $286,493 and $0)	22,716	33,870	292,376	—
Due from Investment Manager (Note 3)	38,623	33,415	21,290	—
Interest and dividends receivable	19,294	2,926	32,958	47,407
Unrealized appreciation on forward foreign currency contracts	17,030	—	—	—
Tax reclaim receivable	13,962	15,827	—	—
Unrealized appreciation on foreign currency spot contracts	223	—	—	—
Receivable for capital shares sold	—	—	—	31,839
Receivable for investment securities sold	—	47,488	2,853	363,377
Prepaid expenses	6,340	6,363	6,297	3,935
TOTAL ASSETS	14,017,003	3,934,411	5,559,906	89,723,124
LIABILITIES
Payable for securities purchased	157,866	110,067	—	637,234
Unrealized depreciation on forward foreign currency contracts	27,076	—	4,983	—
Unrealized depreciation on foreign currency spot contracts	20	—	—	—
Payable for capital shares redeemed	—	—	—	219,649
Payable to Investment Manager (Note 3)	—	—	—	50,233
Transfer agent fees payable	15,226	15,149	14,672	16,357
Payable for Directors’ fees (Note 4)	548	548	548	548
Other accrued expenses	65,012	47,013	43,471	85,165
TOTAL LIABILITIES	265,748	172,777	63,674	1,009,186
NET ASSETS	$13,751,255	$3,761,634	$5,496,232	$88,713,938
Net assets consist of:
Paid-in-capital ($0.0001 par value; 1.2 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$13,959,341	$4,019,656	$6,278,945	$103,998,047
Undistributed (Distributions in excess of) net investment income	265,444	(2,483)	52,140	—
Accumulated net realized losses from investments and foreign currency transactions	(368,951)	(150,302)	(81,744)	(1,958,396)
Net unrealized depreciation on investments	(92,173)	(102,903)	(754,228)	(13,325,713)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	(12,406)	(2,334)	1,119	—
Net assets	$13,751,255	$3,761,634	$5,496,232	$88,713,938
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$10.10	$9.45	$8.73	$9.69
	($13,633,973 ÷ 1,349,400 shares)	($3,648,344 ÷ 385,948 shares)	($5,458,015 ÷ 625,512 shares)	($88,602,108 ÷ 9,139,562 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$10.10	$9.45	$8.74	$9.69
	($117,282 ÷ 11,610 shares)	($113,290 ÷ 11,994 shares)	($38,217 ÷ 4,373 shares)	($111,830 ÷ 11,536 shares)

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2016

	TDAM Short-Term Bond Fund	TDAM Core Bond Fund		TDAM High Yield Bond Fund		TDAM 1- to 5-Year Corporate Bond Portfolio
INVESTMENT INCOME
Interest Income	$860,531	$725,227		$506,074		$376,255
Dividend Income	—	72,489		—		—
	860,531	797,716		506,074		376,255
EXPENSES
Investment management fees (Note 3)	155,785	161,057		52,165		—
Directors’ fees (Note 4)	25,056	25,056		25,056		25,056
Distribution fees – Advisor Class (Note 3)	102	259		265		—
Administration fees (Note 3)	—	20,133		4,742		—
Professional fees	111,186	80,762		62,549		77,182
Transfer agent fees	61,226	39,144		51,392		52,851
Registration fees	25,462	26,735		23,943		14,047
Custody fees	14,131	13,287		5,227		7,122
Shareholder reports and mailing	11,258	9,205		3,904		6,040
Pricing fees	10,950	9,646		18,285		6,398
Other expenses	9,503	7,371		6,946		11,050
TOTAL EXPENSES	424,659	392,655		254,474		199,746
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(156,608)	(170,994)		(183,069)		(199,746)
Waiver of distribution fees – Advisor Class (Note 3)	(102)	(259)		(263)		—
Waiver of administration fees (Note 3)	—	(20,133)		(4,742)		—
NET EXPENSES	267,949	201,269		66,400		—
NET INVESTMENT INCOME	592,582	596,447		439,674		376,255
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	6,860	(213,308	)(1)	(136,354	)(1)	20,623 (1)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(551,703)	(632,058)		(725,061)		(233,918)
NET REALIZED AND UNREALIZED LOSS	(544,843)	(845,366)		(861,415)		(213,295)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$47,739	$(248,919)		$(421,741)		$162,960

(1)	Includes realized gain (loss) as a result of in-kind transactions (see Note 8 in Notes to Financial Statements).

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2016

	TDAM 5- to 10-Year Corporate Bond Portfolio	Epoch U.S. Equity Shareholder Yield Fund	Epoch U.S. Large Cap Core Equity Fund	Epoch Global Equity Shareholder Yield Fund
INVESTMENT INCOME
Interest Income	$589,748	$—	$—	$—
Dividend Income (net of withholding tax of $0, $1,161, $9 and $14,205)	—	126,312	83,468	312,169
	589,748	126,312	83,468	312,169
EXPENSES
Investment management fees (Note 3)	—	27,138	26,954	61,418
Directors’ fees (Note 4)	25,056	25,056	25,056	25,056
Administration fees (Note 3)	—	2,088	2,074	3,839
Distribution fees – Advisor Class (Note 3)	—	341	393	316
Professional fees	68,774	56,907	57,821	55,928
Transfer agent fees	53,526	52,307	52,049	52,403
Registration fees	14,881	23,936	23,937	23,946
Custody fees	10,069	6,209	4,936	63,434
Shareholder reports and mailing	6,025	6,124	5,438	7,663
Pricing fees	5,938	644	393	15,261
Other expenses	10,764	11,105	11,154	17,203
TOTAL EXPENSES	195,033	211,855	210,205	326,467
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(195,033)	(176,023)	(174,566)	(245,538)
Waiver of distribution fees – Advisor Class (Note 3)	—	(333)	(350)	(309)
Waiver of administration fees (Note 3)	—	(2,088)	(2,074)	(3,839)
NET EXPENSES	—	33,411	33,215	76,781
NET INVESTMENT INCOME	589,748	92,901	50,253	235,388
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	162,513 (1)	942,379 (1)	1,367,007 (1)	303,641 (1)
Foreign currency	—	—	—	(1,444)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(783,965)	(973,832)	(1,360,555)	(865,690)
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(769)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(621,452)	(31,453)	6,452	(564,262)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(31,704)	$61,448	$56,705	$(328,874)

(1)	Includes realized gain (loss) as a result of in-kind transactions (see Note 8 in Notes to Financial Statements).

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2016

	TDAM Global Low Volatility Equity Fund		Epoch Global All Cap Fund	TDAM Target Return Fund	Epoch U.S. Small- Mid Cap Equity Fund
INVESTMENT INCOME
Interest Income	$—		$—	$155,262	$—
Dividend Income (net of withholding tax of $36,489, $4,791, $3,635 and $5,341)	396,767		172,431	90,169	2,124,486
	396,767		172,431	245,431	2,124,486
EXPENSES
Investment management fees (Note 3)	94,955		58,563	33,535	817,943
Directors’ fees (Note 4)	25,056		25,056	25,056	25,056
Administration fees (Note 3)	6,783		3,660	3,049	51,123
Distribution fees – Advisor Class (Note 3)	302		311	477	310
Professional fees	65,363		67,529	57,389	111,162
Transfer agent fees	52,617		54,027	50,927	65,043
Custody fees	39,043		13,502	12,933	24,810
Pricing fees	30,058		9,373	14,426	792
Registration fees	23,966		23,938	24,091	31,032
Shareholder reports and mailing	5,551		9,257	2,400	8,075
Other expenses	18,404		17,472	6,678	12,275
TOTAL EXPENSES	362,098		282,688	230,961	1,147,621
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(232,929)		(205,506)	(184,757)	(73,592)
Waiver of distribution fees – Advisor Class (Note 3)	(302)		(311)	(23)	(310)
Waiver of administration fees (Note 3)	(6,783)		(3,660)	(3,049)	(51,123)
NET EXPENSES	122,084		73,211	43,132	1,022,596
NET INVESTMENT INCOME	274,683		99,220	202,299	1,101,890
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	(67,928	)(1)	1,841,350 (1)	3,600	1,902,207 (1)
Forward foreign currency exchange contracts	509,621		—	78,668	—
Foreign currency	(10,910)		(4,534)	(14,789)	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(729,868)		(1,502,408)	(571,827)	(12,813,709)
Forward foreign currency exchange contracts	(80,889)		—	(20,079)	—
Translation of other assets and liabilities denominated in foreign currencies	(1,001)		(150)	7,111	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	(380,975)		334,258	(517,316)	(10,911,502)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(106,292)		$433,478	$(315,017)	$(9,809,612)

(1)	Includes realized gain (loss) as a result of in-kind transactions (see Note 8 in Notes to Financial Statements).

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Short-Term Bond Fund		TDAM Core Bond Fund		TDAM High Yield Bond Fund
	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015
OPERATIONS:
Net investment income	$592,582	$503,156	$596,447	$207,275	$439,674	$493,635
Net realized gain (loss) from investment transactions	6,860	108,906	(213,308)	12,122	(136,354)	(14,736)
Net change in unrealized appreciation (depreciation) on investments	(551,703)	(24,369)	(632,058)	758,961	(725,061)	(102,735)
Net increase (decrease) in net assets from operations	47,739	587,693	(248,919)	978,358	(421,741)	376,164
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(618,590)	(576,415)	(658,665)	(234,241)	(433,088)	(484,280)
Advisor Class	(404)	(326)	(1,713)	(1,812)	(5,094)	(4,701)
Total dividends and distributions to shareholders	(618,994)	(576,741)	(660,378)	(236,053)	(438,182)	(488,981)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	10,389,191	42,981,957	20,698,842	26,156,857	307,582	327,665
Shares issued in reinvestment of dividends	48,526	7,056	98,186	196,195	372,187	414,476
Payments for shares redeemed	(23,504,656)	(42,554,610)	(17,193,727)	(1,008,828)	(3,176,745)	(92,629)
Net increase (decrease) in net assets from Institutional Class shares	(13,066,939)	434,403	3,603,301	25,344,224	(2,496,976)	649,512
Advisor Class:
Proceeds from shares sold	—	—	400	—	15,329	—
Shares issued in reinvestment of dividends	344	277	1,458	1,539	4,348	3,998
Payments for shares redeemed	—	—	(203)	—	(15,124)	—
Net increase in net assets from Advisor Class shares	344	277	1,655	1,539	4,553	3,998
Net increase (decrease) in net assets from capital share transactions	(13,066,595)	434,680	3,604,956	25,345,763	(2,492,423)	653,510
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,637,850)	445,632	2,695,659	26,088,068	(3,352,346)	540,693
NET ASSETS:
Beginning of year	66,336,066	65,890,434	36,714,291	10,626,223	11,100,645	10,559,952
End of year	$52,698,216	$66,336,066	$39,409,950	$36,714,291	$7,748,299	$11,100,645
Undistributed (Distributions in excess of) net investment income, end of year	$7,155	$373	$8,419	$69	$973	$(519)
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	1,018,704	4,201,578	2,046,088	2,582,191	31,982	32,529
Shares issued in reinvestment of dividends	4,766	690	9,799	19,710	38,963	41,372
Shares redeemed	(2,308,053)	(4,162,119)	(1,699,778)	(101,202)	(330,007)	(9,251)
Net increase (decrease) in Institutional Class shares	(1,284,583)	40,149	356,109	2,500,699	(259,062)	64,650
Advisor Class:
Shares sold	—	—	39	—	1,678	—
Shares issued in reinvestment of dividends	34	27	146	155	458	399
Shares redeemed	—	—	(20)	—	(1,689)	—
Net increase in Advisor Class shares	34	27	165	155	447	399
Net increase (decrease) in shares	(1,284,549)	40,176	356,274	2,500,854	(258,615)	65,049

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM 1- to 5-Year Corporate Bond Portfolio		TDAM 5- to 10-Year Corporate Bond Portfolio
	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015
OPERATIONS:
Net investment income	$376,255	$139,388	$589,748	$212,347
Net realized gain from investment transactions	20,623	28,178	162,513	112,528
Net change in unrealized appreciation (depreciation) on investments	(233,918)	62,584	(783,965)	330,090
Net increase (decrease) in net assets from operations	162,960	230,150	(31,704)	654,965
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(378,284)	(139,660)	(586,808)	(212,460)
From net realized gains	(2,638)	(48,712)	(14,560)	(147,201)
Total dividends and distributions to shareholders	(380,922)	(188,372)	(601,368)	(359,661)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	38,730,167	18,275,399	33,171,561	14,408,968
Shares issued in reinvestment of dividends	108,038	72,052	71,574	95,730
Payments for shares redeemed	(11,274,504)	(8,534,296)	(7,799,634)	(7,553,880)
Net increase in net assets from capital share transactions	27,563,701	9,813,155	25,443,501	6,950,818
TOTAL INCREASE IN NET ASSETS	27,345,739	9,854,933	24,810,429	7,246,122
NET ASSETS:
Beginning of year	15,539,050	5,684,117	12,437,285	5,191,163
End of year	$42,884,789	$15,539,050	$37,247,714	$12,437,285
Undistributed (Distributions in excess of) net investment income, end of year	$107	$(2,474)	$(10,163)	$(6,627)
SHARE TRANSACTIONS:
Portfolio Class:
Shares sold	3,846,723	1,806,262	3,234,460	1,381,912
Shares issued in reinvestment of dividends	10,742	7,134	6,952	9,246
Shares redeemed	(1,115,055)	(842,641)	(746,076)	(722,034)
Net increase in shares	2,742,410	970,755	2,495,336	669,124

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	Epoch U.S. Equity Shareholder Yield Fund		Epoch U.S. Large Cap Core Equity Fund		Epoch Global Equity Shareholder Yield Fund
	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015
OPERATIONS:
Net investment income	$92,901	$176,990	$50,253	$82,655	$235,388	$305,223
Net realized gain from investment transactions	942,379	120,435	1,367,007	284,073	302,197	291,839
Net change in unrealized appreciation (depreciation) on investments	(973,832)	673,616	(1,360,555)	602,898	(866,459)	11,628
Net increase (decrease) in net assets from operations	61,448	971,041	56,705	969,626	(328,874)	608,690
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(90,413)	(163,258)	(49,516)	(81,428)	(228,692)	(265,781)
Advisor Class	(2,818)	(3,135)	(1,865)	(1,496)	(4,581)	(3,607)
From net realized gains
Institutional Class	(126,807)	(119,672)	(151,783)	(235,664)	(69,301)	(329,415)
Advisor Class	(4,409)	(2,190)	(6,779)	(4,269)	(887)	(4,504)
Total dividends and distributions to shareholders	(224,447)	(288,255)	(209,943)	(322,857)	(303,461)	(603,307)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	651,863	769,486	597,932	644,225	3,449,432	6,779,466
Shares issued in reinvestment of dividends	204,522	249,642	193,818	289,977	297,491	561,167
Payments for shares redeemed	(4,814,817)	(50,355)	(5,097,564)	(780,723)	(8,517,993)	(1,602,651)
Net increase (decrease) in net assets from Institutional Class shares	(3,958,432)	968,773	(4,305,814)	153,479	(4,771,070)	5,737,982
Advisor Class:
Proceeds from shares sold	5,500	—	28,195	—	9,250	—
Shares issued in reinvestment of dividends	6,792	4,645	8,335	5,211	4,812	7,417
Payments for shares redeemed	—	—	—	—	—	—
Net increase in net assets from Advisor Class shares	12,292	4,645	36,530	5,211	14,062	7,417
Net increase (decrease) in net assets from capital share transactions	(3,946,140)	973,418	(4,269,284)	158,690	(4,757,008)	5,745,399
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,109,139)	1,656,204	(4,422,522)	805,459	(5,389,343)	5,750,782
NET ASSETS:
Beginning of year	7,399,180	5,742,976	7,559,532	6,754,073	11,771,154	6,020,372
End of year	$3,290,041	$7,399,180	$3,137,010	$7,559,532	$6,381,811	$11,771,154
Undistributed (Distributions in excess of) net investment income, end of year	$(818)	$6,366	$(3)	$1,238	$(1,436)	$8,870
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	52,323	62,681	46,986	51,098	314,349	574,825
Shares issued in reinvestment of dividends	16,823	20,208	15,529	22,662	28,414	49,984
Shares redeemed	(378,533)	(4,017)	(380,201)	(62,341)	(750,182)	(136,027)
Net increase (decrease) in Institutional Class shares	(309,387)	78,872	(317,686)	11,419	(407,419)	488,782
Advisor Class:
Shares sold	429	—	2,127	—	837	—
Shares issued in reinvestment of dividends	566	376	676	407	462	661
Shares redeemed	—	—	—	—	—	—
Net increase in Advisor Class shares	995	376	2,803	407	1,299	661
Net increase (decrease) in shares	(308,392)	79,248	(314,883)	11,826	(406,120)	489,443

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Global Low Volatility Equity Fund		Epoch Global All Cap Fund
	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015
OPERATIONS:
Net investment income	$274,683	$290,526	$99,220	$187,648
Net realized gain from investment transactions	430,783	927,199	1,836,816	461,569
Net change in unrealized appreciation (depreciation) on investments	(811,758)	779,316	(1,502,558)	72,517
Net increase (decrease) in net assets from operations	(106,292)	1,997,041	433,478	721,734
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(1,010,340)	(615,573)	(89,309)	(180,749)
Advisor Class	(9,152)	(5,791)	(2,778)	(1,333)
From net realized gains
Institutional Class	(10,676)	(233,724)	(550,434)	(454,913)
Advisor Class	(92)	(2,201)	(12,694)	(3,356)
Total dividends and distributions to shareholders	(1,030,260)	(857,289)	(655,215)	(640,351)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	7,481,550	834,868	244,130	4,078,884
Shares issued in reinvestment of dividends	941,176	761,244	628,553	593,693
Payments for shares redeemed	(6,597,884)	(184,535)	(13,670,103)	(485,993)
Net increase (decrease) in net assets from Institutional Class shares	1,824,842	1,411,577	(12,797,420)	4,186,584
Advisor Class:
Proceeds from shares sold	62	—	399	—
Shares issued in reinvestment of dividends	7,872	7,102	14,997	4,266
Net increase in net assets from Advisor Class shares	7,934	7,102	15,396	4,266
Net increase (decrease) in net assets from capital share transactions	1,832,776	1,418,679	(12,782,024)	4,190,850
TOTAL INCREASE (DECREASE) IN NET ASSETS	696,224	2,558,431	(13,003,761)	4,272,233
NET ASSETS:
Beginning of year	13,055,031	10,496,600	16,765,395	12,493,162
End of year	$13,751,255	$13,055,031	$3,761,634	$16,765,395
Undistributed (Distributions in excess of) net investment income, end of year	$265,444	$462,944	$(2,483)	$2,894
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	678,718	76,208	21,110	344,665
Shares issued in reinvestment of dividends	91,931	69,463	58,702	51,330
Shares redeemed	(584,518)	(16,540)	(1,121,835)	(40,403)
Net increase (decrease) in Institutional Class shares	186,131	129,131	(1,042,023)	355,592
Advisor Class:
Shares sold	6	—	33	—
Shares issued in reinvestment of dividends	769	648	1,450	369
Net increase in Advisor Class shares	775	648	1,483	369
Net increase (decrease) in shares	186,906	129,779	(1,040,540)	355,961

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Target Return Fund		Epoch U.S. Small-Mid Cap Equity Fund
	Year ended January 31, 2016	Year ended January 31, 2015	Year ended January 31, 2016	Year ended January 31, 2015
OPERATIONS:
Net investment income	$202,299	$125,651	$1,101,890	$22,204
Net realized gain from investment transactions	67,479	66,308	1,902,207	297,635
Net change in unrealized appreciation (depreciation) on investments	(584,795)	(139,568)	(12,813,709)	(979,205)
Net increase (decrease) in net assets from operations	(315,017)	52,391	(9,809,612)	(659,366)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(283,031)	(112,545)	(769,712)	(33,411)
Advisor Class	(5,947)	(4,279)	(945)	(556)
From net realized gains
Institutional Class	(72,391)	—	(3,187,526)	(318,719)
Advisor Class	(489)	—	(3,952)	(5,543)
Total dividends and distributions to shareholders	(361,858)	(116,824)	(3,962,135)	(358,229)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	1,831,240	4,529,125	68,122,004	55,196,701
Shares issued in reinvestment of dividends	355,422	105,506	61,916	315,056
Payments for shares redeemed	(1,462,168)	(3,355,854)	(25,043,218)	(1,259,315)
Net increase in net assets from Institutional Class shares	724,494	1,278,777	43,140,702	54,252,442
Advisor Class:
Proceeds from shares sold	40,060	250,000	6,786	—
Shares issued in reinvestment of dividends	6,288	3,823	4,245	5,343
Payments for shares redeemed	(240,539)	(101,724)	(40)	—
Net increase (decrease) in net assets from Advisor Class shares	(194,191)	152,099	10,991	5,343
Net increase in net assets from capital share transactions	530,303	1,430,876	43,151,693	54,257,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	(146,572)	1,366,443	29,379,946	53,240,190
NET ASSETS:
Beginning of year	5,642,804	4,276,361	59,333,992	6,093,802
End of year	$5,496,232	$5,642,804	$88,713,938	$59,333,992
Undistributed net investment income, end of year	$52,140	$80,453	$—	$9,383
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	187,913	452,293	5,907,993	4,916,923
Shares issued in reinvestment of dividends	38,934	10,627	5,714	28,255
Shares redeemed	(154,043)	(333,698)	(2,148,846)	(110,661)
Net increase in Institutional Class shares	72,804	129,222	3,764,861	4,834,517
Advisor Class:
Shares sold	4,230	24,655	593	—
Shares issued in reinvestment of dividends	669	386	396	480
Shares redeemed	(25,481)	(10,183)	(4)	—
Net increase (decrease) in Advisor Class shares	(20,582)	14,858	985	480
Net increase in shares	52,222	144,080	3,765,846	4,834,997

Please see accompanying notes to financial statements.

Financial Highlights

For the year or period ended January 31 or October 31,
For a Share Outstanding Throughout the Period

	Institutional Class
	January 31, 2016	January 31, 2015	January 31, 2014ˆ	October 31, 2013	October 31, 2012	October 31, 2011
TDAM Short-Term Bond Fund
Net asset value, beginning of period	$10.24	$10.24	$10.22	$10.29	$10.24	$10.32
Net investment income(1)	0.097	0.072	0.017	0.091	0.107	0.098
Net realized and unrealized gain (loss) on investments	(0.085)	0.011	0.025	(0.060)	0.073	(0.012)
Total from operations	0.012	0.083	0.042	0.031	0.180	0.086
Dividends from net investment income	(0.102)	(0.083)	(0.022)	(0.091)	(0.107)	(0.117)
Distributions from net realized gains	—	—	—	(0.011)	(0.023)	(0.049)
Total dividends and distributions	(0.102)	(0.083)	(0.022)	(0.102)	(0.130)	(0.166)
Net asset value, end of period	$10.15	$10.24	$10.24	$10.22	$10.29	$10.24
Total investment return†	0.12%	0.81%	0.41%	0.31%	1.77%	0.85%
Net assets end of period (000)	$52,658	$66,296	$65,850	$65,400	$69,734	$67,604
Ratio of net expenses to average net assets	0.43%	0.43%	0.43%‡	0.43%	0.43%	0.43%
Ratio of total expenses to average net assets	0.68%	0.68%	0.55%‡	0.52%	0.56%	0.48%
Ratio of net investment income to average net assets	0.95%	0.70%	0.66%‡	0.55%	0.74%	0.96%
Portfolio turnover rate	116%	120%	15%	111%	176%	75%

	Advisor Class(2)
	January 31, 2016	January 31, 2015	January 31, 2014ˆ	October 31, 2013
TDAM Short-Term Bond Fund
Net asset value, beginning of period	$10.24	$10.24	$10.23	$10.24
Net investment income(1)	0.098	0.072	0.017	0.039
Net realized and unrealized gain (loss) on investments	(0.086)	0.011	0.015	(0.010)
Total from operations	0.012	0.083	0.032	0.029
Dividends from net investment income	(0.102)	(0.083)	(0.022)	(0.039)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.102)	(0.083)	(0.022)	(0.039)
Net asset value, end of period	$10.15	$10.24	$10.24	$10.23
Total investment return†	0.12%	0.81%	0.31%	0.28%
Net assets end of period (000)	$40	$40	$40	$40
Ratio of net expenses to average net assets	0.43%	0.43%	0.43%‡	0.43%‡
Ratio of total expenses to average net assets	0.94%	0.93%	0.80%‡	0.66%‡
Ratio of net investment income to average net assets	0.96%	0.70%	0.66%‡	0.14%‡
Portfolio turnover rate	116%	120%	15%	111%

ˆ	For the three-month period ended January 31, 2014. Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Advisor Class shares commenced operations on May 30, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
TDAM Core Bond Fund
Net asset value, beginning of period	$10.24	$9.81	$10.00
Net investment income(1)	0.148	0.158	0.107
Net realized and unrealized gain (loss) on investments	(0.223)	0.450	(0.148)
Total from operations	(0.075)	0.608	(0.041)
Dividends from net investment income	(0.165)	(0.178)	(0.149)
Distributions from net realized gains	—	—	—
Total dividends and distributions	(0.165)	(0.178)	(0.149)
Net asset value, end of period	$10.00	$10.24	$9.81
Total investment return†	(0.72)%	6.26%	(0.40)%
Net assets end of period (000)	$39,305	$36,609	$10,527
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%‡
Ratio of total expenses to average net assets	0.97%	2.12%	2.39%‡
Ratio of net investment income to average net assets	1.48%	1.58%	1.25%‡
Portfolio turnover rate	102%	62%	40%

	Advisor Class(3)
	2016	2015	2014
TDAM Core Bond Fund
Net asset value, beginning of period	$10.24	$9.81	$10.00
Net investment income(1)	0.149	0.163	0.107
Net realized and unrealized gain (loss) on investments	(0.224)	0.445	(0.148)
Total from operations	(0.075)	0.608	(0.041)
Dividends from net investment income	(0.165)	(0.178)	(0.149)
Distributions from net realized gains	—	—	—
Total dividends and distributions	(0.165)	(0.178)	(0.149)
Net asset value, end of period	$10.00	$10.24	$9.81
Total investment return†	(0.72)%	6.26%	(0.40)%
Net assets end of period (000)	$105	$105	$99
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%‡
Ratio of total expenses to average net assets	1.22%	2.37%	2.64%‡
Ratio of net investment income to average net assets	1.49%	1.64%	1.25%‡
Portfolio turnover rate	102%	62%	40%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
TDAM High Yield Bond Fund
Net asset value, beginning of period	$9.87	$9.97	$10.00
Net investment income(1)	0.446	0.451	0.397
Net realized and unrealized loss on investments	(0.912)	(0.105)	(0.027)
Total from operations	(0.466)	0.346	0.370
Dividends from net investment income	(0.454)	(0.446)	(0.400)
Distributions from net realized gains	—	—	—
Total dividends and distributions	(0.454)	(0.446)	(0.400)
Net asset value, end of period	$8.95	$9.87	$9.97
Total investment return†	(4.90)%	3.50%	3.81%
Net assets end of period (000)	$7,648	$10,995	$10,457
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%‡
Ratio of total expenses to average net assets	2.68%	2.40%	2.45%‡
Ratio of net investment income to average net assets	4.63%	4.50%	4.61%‡
Portfolio turnover rate	38%	23%	17%

	Advisor Class(3)
	2016	2015	2014
TDAM High Yield Bond Fund
Net asset value, beginning of period	$9.87	$9.97	$10.00
Net investment income(1)	0.446	0.451	0.397
Net realized and unrealized loss on investments	(0.912)	(0.105)	(0.027)
Total from operations	(0.466)	0.346	0.370
Dividends from net investment income	(0.454)	(0.446)	(0.400)
Distributions from net realized gains	—	—	—
Total dividends and distributions	(0.454)	(0.446)	(0.400)
Net asset value, end of period	$8.95	$9.87	$9.97
Total investment return†	(4.90)%	3.50%	3.81%
Net assets end of period (000)	$100	$106	$103
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%‡
Ratio of total expenses to average net assets	3.00%	2.65%	2.70%‡
Ratio of net investment income to average net assets	4.67%	4.50%	4.61%‡
Portfolio turnover rate	38%	23%	17%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	TDAM 1- to 5-Year Corporate Bond Portfolio(2)
	2016	2015	2014
TDAM 1- to 5-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.13	$10.10	$10.00
Net investment income(1)	0.158	0.140	0.057
Net realized and unrealized gain (loss) on investments	(0.117)	0.060	0.115
Total from operations	0.041	0.200	0.172
Dividends from net investment income	(0.140)	(0.137)	(0.061)
Distributions from net realized gains	(0.001)	(0.033)	(0.011)
Total dividends and distributions	(0.141)	(0.170)	(0.072)
Net asset value, end of period	$10.03	$10.13	$10.10
Total investment return†	0.41%	2.00%	1.72%
Net assets end of period (000)	$42,885	$15,539	$5,684
Ratio of net expenses to average net assets	—%	—%	— %‡
Ratio of total expenses to average net assets	0.83%	1.76%	4.07%‡
Ratio of net investment income to average net assets	1.57%	1.38%	1.45%‡
Portfolio turnover rate	72%	70%	58%

	TDAM 5- to 10-Year Corporate Bond Portfolio(2)
	2016	2015	2014
TDAM 5- to 10-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.57	$10.23	$10.00
Net investment income(1)	0.287	0.302	0.115
Net realized and unrealized gain (loss) on investments	(0.444)	0.472	0.297
Total from operations	(0.157)	0.774	0.412
Dividends from net investment income	(0.268)	(0.300)	(0.131)
Distributions from net realized gains	(0.005)	(0.134)	(0.051)
Total dividends and distributions	(0.273)	(0.434)	(0.182)
Net asset value, end of period	$10.14	$10.57	$10.23
Total investment return†	(1.49)%	7.73%	4.15%
Net assets end of period (000)	$37,248	$12,437	$5,191
Ratio of net expenses to average net assets	—%	—%	— %‡
Ratio of total expenses to average net assets	0.93%	2.37%	4.07%‡
Ratio of net investment income to average net assets	2.80%	2.91%	2.91%‡
Portfolio turnover rate	70%	72%	68%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Commenced operations on September 12, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
Epoch U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$12.59	$11.29	$10.00
Net investment income(1)	0.276	0.324	0.224
Net realized and unrealized gain (loss) on investments	(0.447)	1.493	1.285
Total from operations	(0.171)	1.817	1.509
Dividends from net investment income	(0.255)	(0.305)	(0.199)
Distributions from net realized gains	(0.394)	(0.212)	(0.020)
Total dividends and distributions	(0.649)	(0.517)	(0.219)
Net asset value, end of period	$11.77	$12.59	$11.29
Total investment return†	(1.36)%	16.25%	15.18%
Net assets end of period (000)	$3,154	$7,266	$5,628
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%‡
Ratio of total expenses to average net assets	5.05%	3.50%	3.54%‡
Ratio of net investment income to average net assets	2.23%	2.64%	2.37%‡
Portfolio turnover rate	19%	11%	9%

	Advisor Class(3)
	2016	2015	2014
Epoch U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$12.59	$11.29	$10.00
Net investment income(1)	0.259	0.324	0.224
Net realized and unrealized gain (loss) on investments	(0.430)	1.493	1.285
Total from operations	(0.171)	1.817	1.509
Dividends from net investment income	(0.255)	(0.305)	(0.199)
Distributions from net realized gains	(0.394)	(0.212)	(0.020)
Total dividends and distributions	(0.649)	(0.517)	(0.219)
Net asset value, end of period	$11.77	$12.59	$11.29
Total investment return†	(1.36)%	16.25%	15.18%
Net assets end of period (000)	$136	$133	$115
Ratio of net expenses to average net assets	0.81%	0.80%	0.80%‡
Ratio of total expenses to average net assets	5.84%	3.74%	3.79%‡
Ratio of net investment income to average net assets	2.10%	2.64%	2.37%‡
Portfolio turnover rate	19%	11%	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016		2015	2014
Epoch U.S. Large Cap Core Equity Fund
Net asset value, beginning of period	$12.78		$11.65	$10.00
Net investment income(1)	0.158		0.146	0.097
Net realized and unrealized gain (loss) on investments	(0.908	)(4)	1.550	1.677
Total from operations	(0.750)		1.696	1.774
Dividends from net investment income	(0.154)		(0.146)	(0.094)
Distributions from net realized gains	(0.536)		(0.420)	(0.030)
Total dividends and distributions	(0.690)		(0.566)	(0.124)
Net asset value, end of period	$11.34		$12.78	$11.65
Total investment return†	(6.24)%		14.60%	17.77%
Net assets end of period (000)	$2,986		$7,425	$6,636
Ratio of net expenses to average net assets	0.80%		0.80%	0.80%‡
Ratio of total expenses to average net assets	5.03%		3.22%	3.50%‡
Ratio of net investment income to average net assets	1.21%		1.15%	1.01%‡
Portfolio turnover rate	34%		19%	9%

	Advisor Class(3)
	2016		2015	2014
Epoch U.S. Large Cap Core Equity Fund
Net asset value, beginning of period	$12.78		$11.65	$10.00
Net investment income(1)	0.147		0.146	0.097
Net realized and unrealized gain (loss) on investments	(0.899	)(4)	1.550	1.677
Total from operations	(0.752)		1.696	1.774
Dividends from net investment income	(0.152)		(0.146)	(0.094)
Distributions from net realized gains	(0.536)		(0.420)	(0.030)
Total dividends and distributions	(0.688)		(0.566)	(0.124)
Net asset value, end of period	$11.34		$12.78	$11.65
Total investment return†	(6.26)%		14.60%	17.77%
Net assets end of period (000)	$151		$134	$118
Ratio of net expenses to average net assets	0.83%		0.80%	0.80%‡
Ratio of total expenses to average net assets	6.00%		3.47%	3.77%‡
Ratio of net investment income to average net assets	1.15%		1.15%	1.01%‡
Portfolio turnover rate	34%		19%	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
Epoch Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$11.35	$10.99	$10.00
Net investment income(1)	0.344	0.461	0.282
Net realized and unrealized gain (loss) on investments	(1.117)	0.678	1.024
Total from operations	(0.773)	1.139	1.306
Dividends from net investment income	(0.390)	(0.339)	(0.237)
Distributions from net realized gains	(0.077)	(0.440)	(0.079)
Total dividends and distributions	(0.467)	(0.779)	(0.316)
Net asset value, end of period	$10.11	$11.35	$10.99
Total investment return†	(6.90)%	10.57%	12.99%
Net assets end of period (000)	$6,259	$11,647	$5,908
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	4.24%	3.61%	4.34%‡
Ratio of net investment income to average net assets	3.07%	3.89%	3.00%‡
Portfolio turnover rate	39%	37%	20%

	Advisor Class(3)
	2016	2015	2014
Epoch Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$11.35	$10.99	$10.00
Net investment income(1)	0.338	0.495	0.283
Net realized and unrealized gain (loss) on investments	(1.112)	0.644	1.023
Total from operations	(0.774)	1.139	1.306
Dividends from net investment income	(0.389)	(0.339)	(0.237)
Distributions from net realized gains	(0.077)	(0.440)	(0.079)
Total dividends and distributions	(0.466)	(0.779)	(0.316)
Net asset value, end of period	$10.11	$11.35	$10.99
Total investment return†	(6.90)%	10.57%	12.99%
Net assets end of period (000)	$123	$124	$112
Ratio of net expenses to average net assets	1.01%	1.00%	1.00%‡
Ratio of total expenses to average net assets	4.78%	3.85%	4.58%‡
Ratio of net investment income to average net assets	3.03%	4.18%	3.01%‡
Portfolio turnover rate	39%	37%	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
TDAM Global Low Volatility Equity Fund
Net asset value, beginning of period	$11.12	$10.05	$10.00
Net investment income(1)	0.224	0.269	0.201
Net realized and unrealized gain (loss) on investments	(0.392)	1.575	0.073
Total from operations	(0.168)	1.844	0.274
Dividends from net investment income	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$10.10	$11.12	$10.05
Total investment return†	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$13,634	$12,935	$10,394
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	2.67%	2.50%	2.85%‡
Ratio of net investment income to average net assets	2.02%	2.46%	2.28%‡
Portfolio turnover rate	28%	11%	11%

	Advisor Class(3)
	2016	2015	2014
TDAM Global Low Volatility Equity Fund
Net asset value, beginning of period	$11.12	$10.05	$10.00
Net investment income(1)	0.224	0.271	0.202
Net realized and unrealized gain (loss) on investments	(0.392)	1.573	0.072
Total from operations	(0.168)	1.844	0.274
Dividends from net investment income	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$10.10	$11.12	$10.05
Total investment return†	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$117	$120	$102
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	2.92%	2.75%	3.09%‡
Ratio of net investment income to average net assets	2.03%	2.47%	2.28%‡
Portfolio turnover rate	28%	11%	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016		2015	2014
Epoch Global All Cap Fund
Net asset value, beginning of period	$11.65		$11.54	$10.00
Net investment income(1)	0.160		0.147	0.086
Net realized and unrealized gain (loss) on investments	(0.932	)(4)	0.422	1.648
Total from operations	(0.772)		0.569	1.734
Dividends from net investment income	(0.236)		(0.128)	(0.076)
Distributions from net realized gains	(1.192)		(0.331)	(0.118)
Total dividends and distributions	(1.428)		(0.459)	(0.194)
Net asset value, end of period	$9.45		$11.65	$11.54
Total investment return†	(7.36)%		4.99%	17.31%
Net assets end of period (000)	$3,649		$16,643	$12,376
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%‡
Ratio of total expenses to average net assets	3.84%		2.18%	2.66%‡
Ratio of net investment income to average net assets	1.35%		1.23%	0.90%‡
Portfolio turnover rate	50%		73%	56%

	Advisor Class(3)
	2016		2015	2014
Epoch Global All Cap Fund
Net asset value, beginning of period	$11.65		$11.54	$10.00
Net investment income(1)	0.160		0.161	0.086
Net realized and unrealized gain (loss) on investments	(0.932	)(4)	0.408	1.648
Total from operations	(0.772)		0.569	1.734
Dividends from net investment income	(0.236)		(0.128)	(0.076)
Distributions from net realized gains	(1.192)		(0.331)	(0.118)
Total dividends and distributions	(1.428)		(0.459)	(0.194)
Net asset value, end of period	$9.45		$11.65	$11.54
Total investment return†	(7.36)%		4.99%	17.31%
Net assets end of period (000)	$113		$122	$117
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%‡
Ratio of total expenses to average net assets	5.23%		2.44%	2.91%‡
Ratio of net investment income to average net assets	1.38%		1.35%	0.90%‡
Portfolio turnover rate	50%		73%	56%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
TDAM Target Return Fund
Net asset value, beginning of period	$9.77	$9.86	$10.00
Net investment income(1)	0.320	0.254	0.125
Net realized and unrealized loss on investments	(0.787)	(0.114)	(0.155)
Total from operations	(0.467)	0.140	(0.030)
Dividends from net investment income	(0.457)	(0.230)	(0.110)
Distributions from net realized gains	(0.116)	—	—
Total dividends and distributions	(0.573)	(0.230)	(0.110)
Net asset value, end of period	$8.73	$9.77	$9.86
Total investment return†	(4.91)%	1.40%	(0.29)%
Net assets end of period (000)	$5,458	$5,399	$4,177
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%‡
Ratio of total expenses to average net assets	3.78%	4.33%	5.45%‡
Ratio of net investment income to average net assets	3.33%	2.54%	1.46%‡
Portfolio turnover rate	55%	25%	20%

	Advisor Class(3)
	2016	2015	2014
TDAM Target Return Fund
Net asset value, beginning of period	$9.77	$9.86	$10.00
Net investment income(1)	0.282	0.250	0.121
Net realized and unrealized loss on investments	(0.768)	(0.119)	(0.151)
Total from operations	(0.486)	0.131	(0.030)
Dividends from net investment income	(0.428)	(0.221)	(0.110)
Distributions from net realized gains	(0.116)	—	—
Total dividends and distributions	(0.544)	(0.221)	(0.110)
Net asset value, end of period	$8.74	$9.77	$9.86
Total investment return†	(5.10)%	1.31%	(0.29)%
Net assets end of period (000)	$38	$244	$100
Ratio of net expenses to average net assets	0.94%	0.86%	0.70%‡
Ratio of total expenses to average net assets	3.88%	4.64%	5.88%‡
Ratio of net investment income to average net assets	2.89%	2.50%	1.41%‡
Portfolio turnover rate	55%	25%	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2016	2015	2014
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$11.02	$11.07	$10.00
Net investment income(1)	0.123	0.032	0.019
Net realized and unrealized gain (loss) on investments	(1.008)	0.522 (4)	1.141
Total from operations	(0.885)	0.554	1.160
Dividends from net investment income	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$9.69	$11.02	$11.07
Total investment return†	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$88,602	$59,218	$5,982
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.12%	3.13%	3.95%‡
Ratio of net investment income to average net assets	1.08%	0.28%	0.26%‡
Portfolio turnover rate	50%	29%	16%

	Advisor Class(3)
	2016	2015	2014
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$11.02	$11.07	$10.00
Net investment income(1)	0.126	0.049	0.019
Net realized and unrealized gain (loss) on investments	(1.011)	0.505 (4)	1.141
Total from operations	(0.885)	0.554	1.160
Dividends from net investment income	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$9.69	$11.02	$11.07
Total investment return†	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$112	$116	$112
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.37%	3.57%	4.22%‡
Ratio of net investment income to average net assets	1.10%	0.42%	0.26%‡
Portfolio turnover rate	50%	29%	16%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on May 30, 2013.
(3)	Advisor Class shares commenced operations on May 30, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”), the TDAM Core Bond Fund (the “Core Bond Fund”), the TDAM High Yield Bond Fund (the “High Yield Bond Fund”), the TDAM 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Corporate Bond Portfolio”), the TDAM 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Corporate Bond Portfolio”), the Epoch U.S. Equity Shareholder Yield Fund (the “U.S. Equity Shareholder Yield Fund”) (formerly the “TDAM U.S. Equity Shareholder Yield Fund”), the Epoch U.S. Large Cap Core Equity Fund (the “U.S. Large Cap Core Equity Fund”) (formerly the “TDAM U.S. Large Cap Core Equity Fund”), the Epoch Global Equity Shareholder Yield Fund (the “Global Equity Shareholder Yield Fund”) (formerly the “TDAM Global Equity Shareholder Yield Fund”), the TDAM Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”), the Epoch Global All Cap Fund (the “Global All Cap Fund”) (formerly the “TDAM Global All Cap Fund”), the TDAM Target Return Fund (the “Target Return Fund”) and the Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) (formerly the “TDAM U.S. Small-Mid Cap Equity Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund is “diversified” as that term is defined in the Act. The investment objective of the Short-Term Bond Fund is to provide a high level of income consistent with preservation of capital and liquidity. The investment objective of the Core Bond Fund is to provide current income. The investment objective of the High Yield Bond Fund is to provide high current income. The investment objective of the 1- to 5-Year Corporate Bond Portfolio is to provide current income. The investment objective of the 5- to 10-Year Corporate Bond Portfolio is to provide high current income. The investment objective of the U.S. Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the U.S. Large Cap Core Equity Fund is to provide long-term capital appreciation. The investment objective of the Global Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the Global Low Volatility Equity Fund is to provide long-term capital appreciation with less volatility than the broad global equity markets. The investment objective of the Global All Cap Fund is to provide long-term capital appreciation. The investment objective of the Target Return Fund is to achieve total return that exceeds the rate of return of the 1-month Treasury bill by 300 basis points (or 3%) on an annualized basis over a five year period regardless of market conditions. The investment objective of the U.S. Small-Mid Cap Equity Fund is to provide long-term capital appreciation.

Note 2 — Significant Accounting Policies

The Company has reviewed Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services — Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Funds meet the criteria of an “investment company,” and therefore, the Funds prepare their financial statements in accordance with investment company accounting as outlined in ASC 946. The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — The net asset value (“NAV”) per share for each class of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, attributable to such class by the total number of shares outstanding for such class at the time of such computation. The Funds’ NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. (Eastern Time) on each Fund Business Day. A “Fund Business Day” is any day that a Fund is open for business. The Funds are generally open for business on each day the NYSE and Federal Reserve Bank of New York (the “Fed”) are open. In addition, each Fund may elect, in its discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them

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Notes to Financial Statements — January 31, 2016

on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Securities Valuation — The Funds’ equity securities for which market quotations are readily available and reliable are valued at current market value. An equity security that is listed on a foreign or domestic exchange (except for securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded, or, if there is no such reported sale, at the mean of the last bid and asked prices. Equity securities listed on the NASDAQ will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the Fund’s NAV or, if there is no sale price shown on the NASDAQ, at the mean of the last bid and asked price. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which would consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost if the Pricing Sub-Committee concludes that amortized cost approximates market value after taking into account various factors, including but not limited to, credit, liquidity, interest rate conditions and issuer-specific factors. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eight day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Funds hold securities that are traded in foreign markets, the Funds may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Fair Value Procedures. The Fair Value Procedures establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Procedures is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

As of January 31, 2016, there were foreign securities valued in accordance with Fair Value Procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

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Notes to Financial Statements — January 31, 2016

Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

For the year ended January 31, 2016, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A Fund may also enter into forward contracts to manage currency exposure. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of January 31, 2016, the Global Low Volatility Equity Fund and the Target Return Fund held forward contracts. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

counterparty to the forward contracts. For the year ended January 31, 2016, the realized gain (loss) and change in unrealized appreciation (depreciation) on forward contracts are disclosed on the Statement of Operations.

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued as earned. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage backed and asset backed securities are recorded as an adjustment to interest income for financial reporting purposes.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset on the Statements of Operations. For the year ended January 31, 2016, there were no earnings credits.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared daily and paid monthly by the Short-Term Bond Fund; declared and paid monthly by each of the Core Bond Fund, the High Yield Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio; declared and paid quarterly by each of the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund; and declared and paid annually by each of the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund and the Global All Cap Fund. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of Investment Management Agreements with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, which provide for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee as a percentage of average daily net assets as shown below. The 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio do not pay any investment management fee to the Investment Manager for its services.

The Investment Manager has contractually agreed to waive all fees and pay or reimburse all fees and expenses of each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

The Investment Manager has voluntarily agreed to waive fees or assume certain expenses of each class of the Short-Term Bond Fund, so that the annualized ratio of total operating expenses do not exceed the expense caps set out below for each class of each Fund (the “Voluntary Expense Limitations”). The Voluntary Expense Limitations may not apply to extraordinary expenses.

The Investment Manager has contractually agreed to limit the total operating expenses of each of the Core Bond Fund, the High Yield Bond Fund, the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund, the Global All Cap Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund to the expense caps set out below for each class of each Fund (the “Contractual Expense

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

Limitations”). This limit excludes certain expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

Fund	Management Fee	Expense Cap
		Institutional Class	Advisor Class	Expiration Date
Short-Term Bond Fund*	0.25%	0.43%	0.68%	*
Core Bond Fund	0.40%	0.50%	0.75%	May 31, 2017
High Yield Bond Fund	0.55%	0.70%	0.95%	May 31, 2017
U.S. Equity Shareholder Yield Fund	0.65%	0.80%	1.05%	May 31, 2017
U.S. Large Cap Core Equity Fund	0.65%	0.80%	1.05%	May 31, 2017
Global Equity Shareholder Yield Fund	0.80%	1.00%	1.25%	May 31, 2017
Global Low Volatility Equity Fund	0.70%	0.90%	1.15%	May 31, 2017
Global All Cap Fund	0.80%	1.00%	1.25%	May 31, 2017
Target Return Fund	0.55%	0.70%	0.95%	May 31, 2017
U.S. Small-Mid Cap Equity Fund	0.80%	1.00%	1.25%	May 31, 2017

*	Expense cap is voluntary and may be reduced or eliminated at any time upon notifying investors.

The Investment Manager is entitled to recoup from each such Fund any waivers and/or reimbursements made pursuant to Voluntary Expense Limitations and Contractual Expense Limitations, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

All fees are earned, waived and reimbursed at the class level of each Fund, with the exception of Investment Management and Administration fees which are earned, waived and reimbursed at the fund level of each Fund. As of January 31, 2016, fees which were previously waived and expenses reimbursed by the Investment Manager which may be subject to possible future reimbursement to the Investment Manager were as follows:

Fund	Expiration		Total Potential Recovery Amount
	1/31/17	1/31/18
Short-Term Bond Fund	$179,381	$156,608	$335,989
Core Bond Fund	212,679	191,127	403,806
High Yield Bond Fund	186,519	187,811	374,330
U.S. Equity Shareholder Yield Fund	180,996	178,111	359,107
U.S. Large Cap Core Equity Fund	174,342	176,640	350,982
Global Equity Shareholder Yield Fund	204,619	249,377	453,996
Global Low Volatility Equity Fund	188,745	239,712	428,457
Global All Cap Fund	178,845	209,166	388,011
Target Return Fund	180,056	187,806	367,862
U.S. Small-Mid Cap Equity Fund	169,419	124,715	294,134

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For its services, the Administrator is entitled to receive from each Fund, with the exception of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio, an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Administrator does not receive a separate fee for administrative services with respect to each of the Short-Term Bond Fund, the 1- to 5-Year

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio. The Administrator has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. The Administrator pays Citi’s fees for providing these services. Administration fees were waived for the year ended January 31, 2016.

A Distribution and Services Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Advisor Class of each of the Funds (other than the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio), to pay from its assets distribution fees at a rate not to exceed 0.25% of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and will be paid to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board of Directors. Distribution fees were waived for the year ended January 31, 2016 for all Funds other than the High Yield Bond Fund, U.S. Equity Shareholder Yield Fund, U.S. Large Cap Core Equity Fund, Global Equity Shareholder Yield Fund and Target Return Fund for which fees were partially waived.

Epoch Investment Partners, Inc., an affiliate of the Investment Manager, serves as investment sub-adviser to each of the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Global Equity Shareholder Yield Fund, the Global All Cap Fund and the U.S. Small-Mid Cap Equity Fund. Sub-adviser fees are paid by the Investment Manager, not the Funds.

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $65,000 payable quarterly;
2.	a meeting fee of $6,000 for each regular meeting attended in person;
3.	a meeting fee of $3,500 for each regular meeting attended by telephone;
4.	a committee meeting fee of $3,500 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors;
5.	a meeting fee of $6,000 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $20,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,000 annually, payable quarterly.

Directors’ fees are allocated among the series of the Company.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than short-term investments and excluding in-kind transactions, for the year ended January 31, 2016 were as follows:

	Short-Term Bond Fund	Core Bond Fund	High Yield Bond Fund
Purchases
U.S. Government	$48,665,496	$33,497,370	$—
Other	17,347,685	18,628,383	3,602,307
Sales and Maturities
U.S. Government	$52,936,834	$26,698,360	$—
Other	26,556,662	10,792,478	3,494,678

	1- to 5-Year Corporate Bond Portfolio	5- to 10-Year Corporate Bond Portfolio	U.S. Equity Shareholder Yield Fund
Purchases
U.S. Government	$10,471,978	$11,462,128	$—
Other	34,079,088	32,806,316	1,189,991
Sales and Maturities
U.S. Government	$7,878,290	$9,506,582	$—
Other	8,825,225	5,134,218	794,152

	U.S. Large Cap Core Equity Fund	Global Equity Shareholder Yield Fund	Global Low Volatility Equity Fund
Purchases
U.S. Government	$—	$—	$—
Other	1,923,343	4,452,556	10,111,599
Sales and Maturities
U.S. Government	$—	$—	$—
Other	1,405,881	2,978,512	3,727,353

	Global All Cap Fund	Target Return Fund	U.S. Small-Mid Cap Equity Fund
Purchases
U.S. Government	$—	$233,014	$—
Other	3,603,985	3,542,456	96,740,982
Sales and Maturities
U.S. Government	$—	$322,364	$—
Other	6,774,549	2,633,312	48,924,351

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

Note 6 — Federal Income Taxes

It is each of the Funds’ policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributed substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax years (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily relating to gains and losses on in-kind distribution, foreign currency gains and losses, paydown gains and losses, reallocation of distributions from investment companies, REIT estimates, PFIC adjustments, TIP adjustment and basis adjustment on sale of securities that distributed non-taxable distributions, for the year ended January 31, 2016 were as follows:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short-Term Bond Fund	$—	$33,194	$(33,194)
Core Bond Fund	217,463	72,281	(289,744)
High Yield Bond Fund	(85,695)	—	85,695
1- to 5-Year Corporate Bond Portfolio	40,398	4,610	(45,008)
5- to 10-Year Corporate Bond Portfolio	184,946	(6,476)	(178,470)
U.S. Equity Shareholder Yield Fund	977,211	(6,854)	(970,357)
U.S. Large Cap Core Equity Fund	1,265,779	(113)	(1,265,666)
Global Equity Shareholder Yield Fund	668,271	(12,421)	(655,850)
Global Low Volatility Equity Fund	252,423	547,309	(799,732)
Global All Cap Fund	1,652,333	(12,510)	(1,639,823)
Target Return Fund	—	58,366	(58,366)
U.S. Small-Mid Cap Equity Fund	1,034,724	(340,616)	(694,108)

These reclassifications have no impact on net assets or net asset value per share.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

The tax character of distributions declared to shareholders for the fiscal years ended January 31, 2016 and January 31, 2015, for each Fund were as follows:

		Ordinary Income	Long-Term Capital Gain	Totals
Short-Term Bond Fund	2016	$618,994	$—	$618,994
	2015	576,741	—	576,741
Core Bond Fund	2016	660,378	—	660,378
	2015	236,053	—	236,053
High Yield Bond Fund	2016	438,182	—	438,182
	2015	488,981	—	488,981
1- to 5-Year Corporate Bond Portfolio	2016	380,549	373	380,922
	2015	182,818	5,554	188,372
5- to 10-Year Corporate Bond Portfolio	2016	597,338	4,030	601,368
	2015	327,162	32,499	359,661
U.S. Equity Shareholder Yield Fund	2016	89,322	135,126	224,448
	2015	243,996	44,259	288,255
U.S. Large Cap Core Equity Fund	2016	66,587	143,356	209,943
	2015	206,223	116,634	322,857
Global Equity Shareholder Yield Fund	2016	241,971	61,490	303,461
	2015	345,242	258,065	603,307
Global Low Volatility Equity Fund	2016	1,019,522	10,738	1,030,260
	2015	636,313	220,976	857,289
Global All Cap Fund	2016	105,360	549,855	655,215
	2015	382,794	257,557	640,351
Target Return Fund	2016	288,978	72,880	361,858
	2015	116,824	—	116,824
U.S. Small-Mid Cap Equity Fund	2016	3,654,991	307,144	3,962,135
	2015	296,537	61,692	358,229

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

As of January 31, 2016, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Qualified late-year losses	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Short-Term Bond Fund	$57,886	$(127,265)	$—	$62,325	$(49,579)	$(56,633)
Core Bond Fund	62,631	(520,881)	—	(61,497)	(53,338)	(573,085)
High Yield Bond Fund	33,474	(106,972)	—	(810,308)	(32,502)	(916,308)
1- to 5-Year Corporate Bond Portfolio	50,877	(16,950)	—	(147,818)	(50,770)	(164,661)
5- to 10-Year Corporate Bond Portfolio	68,308	(12,482)	—	(386,993)	(78,472)	(409,639)
U.S. Equity Shareholder Yield Fund	—	—	(90,032)	282,096	2	192,066
U.S. Large Cap Core Equity Fund	—	—	(16,244)	73,268	(2)	57,022
Global Equity Shareholder Yield Fund	—	—	(294,256)	(523,485)	(6)	(817,747)
Global Low Volatility Equity Fund	258,648	(356,973)	—	(118,023)	8,262	(208,086)
Global All Cap Fund	—	—	(154,164)	(103,855)	(3)	(258,022)
Target Return Fund	48,144	—	(81,744)	(754,094)	4,981	(782,713)
U.S. Small-Mid Cap Equity Fund	—	—	(1,661,459)	(13,622,649)	(1)	(15,284,109)

Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2015, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2015 and specified losses incurred after October 31, 2015. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended January 31, 2016, the qualified late-year losses above consisted of both post-October capital losses and late-year ordinary losses, which the Funds intend to defer to February 1, 2016 for federal tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Short-Term Bond Fund	$107,475	$19,790	$127,265
Core Bond Fund	520,881	—	520,881
High Yield Bond Fund	34,285	72,687	106,972
1- to 5-Year Corporate Bond Portfolio	16,950	—	16,950
5- to 10-Year Corporate Bond Portfolio	12,482	—	12,482
Global Low Volatility Equity Fund	87,305	269,668	356,973

During the year ended January 31, 2016, the Core Bond Fund and Target Return Fund utilized $28,174 and $8,560 of prior year capital loss carryforwards, respectively.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Term Bond Fund	$52,323,142	$336,225	$(273,900)	$62,325
Core Bond Fund	39,359,770	368,660	(430,157)	(61,497)
High Yield Bond Fund	8,151,329	54,633	(864,941)	(810,308)
1- to 5-Year Corporate Bond Portfolio	48,857,743	92,628	(240,446)	(147,818)
5- to 10-Year Corporate Bond Portfolio	41,453,775	207,869	(594,862)	(386,993)
U.S. Equity Shareholder Yield Fund	2,900,536	403,592	(121,496)	282,096
U.S. Large Cap Core Equity Fund	3,043,531	319,480	(246,212)	73,268
Global Equity Shareholder Yield Fund	6,830,546	202,319	(723,467)	(521,148)
Global Low Volatility Equity Fund	13,745,660	1,022,961	(1,128,579)	(105,618)
Global All Cap Fund	3,571,656	186,537	(288,059)	(101,522)
Target Return Fund	5,350,226	21,180	(776,395)	(755,215)
U.S. Small-Mid Cap Equity Fund	100,900,620	2,605,062	(16,227,711)	(13,622,649)

Note 7 — Fund Investment Risks

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to changes in market conditions (income risk), interest rate changes and other factors (interest rate risk), the failure of the issuer of a security (e.g., a fixed income investment such as a bond or derivative involving a counterparty) to meet all its obligations (credit risk), or fluctuation in the stock markets in response to adverse economic, industry, political or regulatory developments (stock market risk). The impact of these risks will vary to the extent a Fund invests significantly in the types of instruments affected (e.g., equities or fixed income instruments).

Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and counterparty risk. A Fund is exposed to counterparty risk in cases where the Fund has only one counterparty for forward foreign currency exchange contracts. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2016

Note 8 — In-Kind Transactions

During the year ended January 31, 2016, the Funds had redemptions in-kind of investment securities and cash. The securities were exchanged at their current fair value on the date of the transaction at the time of transfer. As a result of the redemption, the following shares of the Funds were redeemed for assets valued at:

	Date of Transfer	Shares Redeemed	Investment Securities	Cash	Income Receivable	Value	Realized Gain (Loss)
Core Bond Fund	04/16/15	9,799,705	$9,438,319	$704,079	$44,080	$10,186,478	$222,657
High Yield Bond Fund	07/20/15	2,538,000	2,518,078	441,190	40,732	3,000,000	(85,695)
1- to 5-Year Corporate Bond Portfolio	04/16/15	3,810,000	3,916,415	232,220	21,284	4,169,919	40,398
5- to 10-Year Corporate Bond Portfolio	04/16/15	4,906,000	5,139,704	249,064	37,927	5,426,695	184,946
U.S. Equity Shareholder Yield Fund	04/16/15	78,388	4,358,159	141,841	—	4,500,000	966,761
U.S. Large Cap Core Equity Fund	04/16/15	71,147	4,680,325	119,675	—	4,800,000	1,265,778
Global Equity Shareholder Yield Fund	04/16/15	227,265	6,043,727	140,261	—	6,183,988	675,423
Global Low Volatility Equity Fund	07/20/15	335,593	4,812,282	187,718	—	5,000,000	255,384
Global All Cap Fund	04/16/15	260,138	9,213,098	586,902	—	9,800,000	1,650,103
U.S. Small-Mid Cap Equity Fund	04/16/15	195,425	6,088,666	96,181	—	6,184,847	1,030,903

Note 9 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 54.2%
CONSUMER DISCRETIONARY — 7.5%
Comcast
5.70%, 5/15/18	$330,000	$361,626
Daimler Finance North America LLC
1.65%, 5/18/18 (A)	500,000	493,943
1.38%, 8/1/17 (A)	350,000	347,821
Ford Motor Credit LLC
1.72%, 12/6/17	595,000	586,061
1.59%, 5/9/16	250,000	250,271
1.50%, 1/17/17	740,000	737,117
Time Warner Inc.
2.10%, 6/1/19	275,000	272,435
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	250,000	241,412
1.60%, 11/20/17 (A)	665,000	648,793
		3,939,479
CONSUMER STAPLES — 3.0%
Anheuser-Busch InBev Finance
1.90%, 2/1/19	100,000	100,184
1.25%, 1/17/18	300,000	297,882
CVS Health
5.75%, 6/1/17	850,000	897,897
SABMiller Holdings
2.45%, 1/15/17 (A)	290,000	292,372
		1,588,335
ENERGY — 10.2%
Canadian Natural Resources
5.70%, 5/15/17	375,000	371,760
1.75%, 1/15/18	800,000	724,083
Chevron
1.37%, 3/2/18	300,000	297,723
Enterprise Products Operating LLC
1.65%, 5/7/18	300,000	291,652
Enterprise Products Partners
6.30%, 9/15/17	850,000	891,605
Exxon Mobil
1.31%, 3/6/18	150,000	149,799
Kinder Morgan Energy Partners
3.50%, 3/1/16	750,000	751,255
Petro-Canada
6.05%, 5/15/18	150,000	156,348
Phillips 66
2.95%, 5/1/17	525,000	532,467
Statoil
0.65%, 5/15/18	350,000	345,498

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
TransCanada PipeLines
3.13%, 1/15/19	$150,000	$150,440
1.63%, 11/9/17	750,000	737,405
		5,400,035
FINANCIALS — 26.7%
Australia & New Zealand Banking Group NY MTN
1.25%, 1/10/17	350,000	349,934
AvalonBay Communities MTN
5.75%, 9/15/16‡	95,000	97,574
Bank of America MTN
2.63%, 10/19/20	125,000	123,667
Bank of America
3.88%, 3/22/17	705,000	722,865
2.00%, 1/11/18	750,000	747,421
Bank of Nova Scotia
2.05%, 6/5/19	300,000	300,258
BB&T MTN
2.25%, 2/1/19	470,000	475,326
Caisse Centrale Desjardins
1.28%, 1/29/18 (A)	200,000	199,498
Citigroup
2.50%, 9/26/18	525,000	529,778
2.40%, 2/18/20	150,000	148,500
1.55%, 8/14/17	750,000	749,668
Commonwealth Bank of Australia NY
2.25%, 3/13/19	155,000	156,002
1.40%, 9/8/17	410,000	410,195
Commonwealth Bank of Australia NY MTN
2.30%, 3/12/20	150,000	150,258
Goldman Sachs Group Inc.
2.38%, 1/22/18	350,000	351,780
1.05%, 5/22/17	675,000	674,015
JPMorgan Chase
6.00%, 10/1/17	1,100,000	1,171,412
1.57%, 1/23/20	100,000	99,402
JPMorgan Chase MTN
1.70%, 3/1/18	475,000	474,326
Metropolitan Life Global Funding I MTN
1.95%, 12/3/18 (A)	150,000	150,370
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	310,000	312,147
1.50%, 1/10/18 (A)	215,000	214,262
National Australia Bank MTN
2.75%, 3/9/17	410,000	417,189
PNC Bank
1.50%, 2/23/18	100,000	99,545
1.13%, 1/27/17	1,115,000	1,114,898

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Royal Bank of Canada MTN
2.15%, 3/15/19	$360,000	$362,964
2.15%, 3/6/20	150,000	151,087
Simon Property Group
2.20%, 2/1/19‡	250,000	253,484
1.50%, 2/1/18‡(A)	130,000	129,684
US Bancorp MTN
1.65%, 5/15/17	215,000	216,359
US Bank
1.10%, 1/30/17	250,000	250,107
Ventas Realty
2.00%, 2/15/18‡	495,000	495,558
1.55%, 9/26/16‡	275,000	275,470
Wells Fargo MTN
2.60%, 7/22/20	125,000	126,089
1.40%, 9/8/17	250,000	249,949
1.25%, 4/23/18	1,000,000	997,956
Wells Fargo
6.00%, 11/15/17	200,000	214,891
1.50%, 1/16/18	100,000	99,877
		14,063,765
HEALTH CARE — 0.6%
Amgen
1.25%, 5/22/17	310,000	308,970
INDUSTRIALS — 1.5%
GE Capital International Funding
2.34%, 11/15/20 (A)	200,000	200,733
General Electric
5.25%, 12/6/17	410,000	439,682
Lockheed Martin
1.85%, 11/23/18	150,000	151,194
		791,609
TELECOMMUNICATION SERVICES — 4.3%
AT&T
2.45%, 6/30/20	250,000	247,223
1.60%, 2/15/17	325,000	325,829
1.40%, 12/1/17	525,000	522,961
Verizon Communications
2.25%, 9/14/18	750,000	766,422
0.88%, 6/9/17	400,000	398,508
		2,260,943

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTILITIES — 0.4%
PacifiCorp
5.50%, 1/15/19	$180,000	$199,089
TOTAL CORPORATE OBLIGATIONS		28,552,225
U.S. TREASURY OBLIGATIONS — 31.9%
U.S. Treasury Inflation Indexed Bonds
0.13%, 4/15/17 to 4/15/20	489,263	490,008
U.S. Treasury Note
1.38%, 8/31/20	125,000	125,503
1.25%, 12/15/18	1,100,000	1,108,980
1.00%, 12/15/17 to 6/30/19	3,600,000	3,608,050
0.88%, 5/15/17 to 7/15/18	5,025,000	5,031,066
U.S. Treasury STRIPS
0.77%, 2/15/17 (B)	1,965,000	1,951,074
0.72%, 11/15/17 (B)	1,725,000	1,700,248
0.66%, 8/15/17 (B)	2,840,000	2,807,948
TOTAL U.S. TREASURY OBLIGATIONS		16,822,877
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 8.8%
FANNIE MAE
10.00%, 2/1/25 (C)	2,943	3,092
9.50%, 8/1/22 (C)	1,333	1,419
7.50%, 6/1/16 to 3/01/31 (C)	23,942	24,963
7.00%, 3/1/16 to 7/01/31 (C)	20,314	20,490
6.50%, 8/1/16 to 11/01/37 (C)	633,481	698,991
6.00%, 5/1/16 to 5/01/38 (C)	634,007	701,975
5.50%, 6/1/18 to 6/01/24 (C)	435,665	463,367
5.00%, 3/1/23 (C)	9,589	10,354
4.50%, 5/1/18 to 1/01/19 (C)	121,577	126,497
4.00%, 5/1/23 (C)	88,599	92,649
FREDDIE MAC
9.00%, 6/1/16 to 7/01/30 (C)	3,502	4,080
8.00%, 2/1/17 (C)	1,244	1,258
7.00%, 3/1/17 to 7/01/17 (C)	20,924	21,213
6.50%, 4/1/17 to 2/01/19 (C)	6,587	6,729
6.00%, 11/1/17 to 8/01/24 (C)	111,227	117,154
5.50%, 12/1/17 to 2/01/37 (C)	631,542	675,957
5.00%, 10/1/23 (C)	25,328	26,229
4.50%, 4/1/21 to 1/01/25 (C)	28,265	29,521
3.00%, 9/1/21 (C)	339,561	354,626

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (continued)
GINNIE MAE
7.00%, 12/15/23 to 12/15/38	$285,227	$324,134
6.50%, 4/15/16 to 7/15/29	27,435	29,564
6.00%, 12/15/16 to 2/15/32	254,690	267,685
5.50%, 10/15/23	399,125	433,571
4.50%, 11/15/23 to 7/15/24	162,513	170,489
4.00%, 3/15/19	51,147	54,136
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		4,660,143
REGIONAL GOVERNMENT OBLIGATION — 2.4%
Province of Ontario Canada
2.00%, 1/30/19	450,000	455,312
Province of Quebec Canada
4.63%, 5/14/18	750,000	806,026
TOTAL REGIONAL GOVERNMENT OBLIGATION		1,261,338
MUNICIPAL OBLIGATION — 0.2%
City & County of Honolulu, Hawaii, GO
4.48%, 9/1/17	110,000	115,884
TOTAL MUNICIPAL OBLIGATIONS		115,884
REPURCHASE AGREEMENT — 1.9%
Counterparty: Bank of Nova Scotia 0.350% dated 1/29/16, due 02/1/16 in the amount of $973,028, fully collateralized by a $984,000 U.S. Treasury Obligation, coupon 1.810%, maturity 4/8/20, value $987,188	973,000	973,000
TOTAL REPURCHASE AGREEMENT		973,000
TOTAL INVESTMENTS (Cost $52,315,577) — 99.4%		52,385,467
OTHER ASSETS AND LIABILITIES, NET — 0.6%		312,749
NET ASSETS — 100.0%		$52,698,216

‡	Real Estate Investment Trust.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $3,231,035 or 6.1% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	The rate shown is the effective yield at time of purchase.
(C)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

STRIPS — Separately Traded Registered Interest and Principal Securities

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 47.4%
CONSUMER DISCRETIONARY — 4.6%
21st Century Fox America Inc.
3.00%, 9/15/22	$50,000	$49,830
Comcast
5.70%, 5/15/18	200,000	219,167
Daimler Finance North America LLC
1.38%, 8/1/17 (A)	104,000	103,352
Ford Motor Credit LLC
2.38%, 1/16/18	360,000	359,502
1.72%, 12/6/17	280,000	275,793
1.50%, 1/17/17	105,000	104,591
Home Depot Inc.
2.00%, 6/15/19	200,000	203,646
Time Warner Inc.
2.10%, 6/1/19	200,000	198,135
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	100,000	96,565
1.60%, 11/20/17 (A)	188,000	183,418
		1,793,999
CONSUMER STAPLES — 2.6%
Anheuser-Busch InBev Finance
2.63%, 1/17/23	225,000	218,423
1.90%, 2/1/19	75,000	75,138
1.25%, 1/17/18	176,000	174,757
CVS Health
5.75%, 6/1/17	139,000	146,833
3.38%, 8/12/24	125,000	124,952
2.75%, 12/1/22	164,000	161,925
Diageo Capital PLC
1.50%, 5/11/17	132,000	132,255
		1,034,283
ENERGY — 8.0%
Canadian Natural Resources
5.70%, 5/15/17	145,000	143,747
3.80%, 4/15/24	198,000	156,511
1.75%, 1/15/18	104,000	94,131
Chevron
1.37%, 3/2/18	100,000	99,241
ConocoPhillips
3.35%, 11/15/24	47,000	40,364
Enbridge Energy Partners
4.38%, 10/15/20	50,000	47,328
Enterprise Products Operating LLC
3.75%, 2/15/25	150,000	136,724
3.35%, 3/15/23	76,000	68,683
2.55%, 10/15/19	88,000	84,203
1.65%, 5/7/18	500,000	486,087
Husky Energy
3.95%, 4/15/22	250,000	219,218

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Kinder Morgan Energy Partners
3.50%, 3/1/16	$228,000	$228,381
2.65%, 2/1/19	60,000	55,509
Occidental Petroleum
3.50%, 6/15/25	100,000	95,305
Phillips 66
4.30%, 4/1/22	80,000	81,795
2.95%, 5/1/17	287,000	291,082
Shell International Finance BV
2.13%, 5/11/20	225,000	220,337
Suncor Energy Inc.
3.60%, 12/1/24	185,000	165,118
TransCanada PipeLines
3.13%, 1/15/19	250,000	250,733
2.50%, 8/1/22	200,000	180,407
		3,144,904
FINANCIALS — 23.1%
AvalonBay Communities MTN
3.50%, 11/15/25‡	200,000	202,451
Bank of America MTN
4.10%, 7/24/23	180,000	185,126
3.88%, 8/1/25	100,000	101,070
3.30%, 1/11/23	125,000	123,125
2.63%, 10/19/20	225,000	222,601
Bank of America
2.00%, 1/11/18	206,000	205,292
Bank of Montreal MTN
1.40%, 9/11/17	104,000	104,213
Bank of Nova Scotia
4.50%, 12/16/25	100,000	98,845
2.80%, 7/21/21	148,000	150,776
BB&T MTN
1.60%, 8/15/17	88,000	88,108
Berkshire Hathaway
2.10%, 8/14/19	250,000	255,455
Branch Banking & Trust
3.63%, 9/16/25	175,000	178,641
2.85%, 4/1/21	224,000	228,987
Caisse Centrale Desjardins
1.28%, 1/29/18 (A)	200,000	199,498
CDP Financial
4.40%, 11/25/19 (A)	100,000	109,030
3.15%, 7/24/24 (A)	200,000	204,996
Citigroup
3.75%, 6/16/24	192,000	194,075
2.40%, 2/18/20	399,000	395,009
1.55%, 8/14/17	200,000	199,912
Commonwealth Bank of Australia NY
2.25%, 3/13/19	108,000	108,698
ERP Operating
4.63%, 12/15/21‡	89,000	99,111
3.38%, 6/1/25‡	600,000	610,270
General Electric Capital MTN
5.50%, 1/8/20	80,000	90,804

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
General Electric Capital
2.10%, 12/11/19	$80,000	$80,961
Goldman Sachs Group Inc.
2.38%, 1/22/18	100,000	100,509
1.05%, 5/22/17	200,000	199,708
JPMorgan Chase
6.00%, 10/1/17	500,000	532,460
3.90%, 7/15/25	100,000	102,517
3.20%, 1/25/23	180,000	178,844
1.57%, 1/23/20	100,000	99,402
Metropolitan Life Global Funding I
3.88%, 4/11/22 (A)	100,000	106,182
3.00%, 1/10/23 (A)	100,000	100,015
2.30%, 4/10/19 (A)	236,000	237,634
PNC Bank MTN
3.25%, 6/1/25	140,000	141,483
PNC Bank
2.95%, 2/23/25	135,000	133,639
2.25%, 7/2/19	140,000	141,041
1.50%, 2/23/18	199,000	198,095
Royal Bank of Canada MTN
4.65%, 1/27/26	200,000	200,323
2.15%, 3/15/19	189,000	190,556
2.15%, 3/6/20	160,000	161,159
Simon Property Group
1.50%, 2/1/18‡ (A)	172,000	171,581
Ventas Realty
3.25%, 8/15/22‡	152,000	149,815
2.00%, 2/15/18‡	164,000	164,185
1.55%, 9/26/16‡	212,000	212,363
Wells Fargo
1.50%, 1/16/18	276,000	275,660
Wells Fargo MTN
4.10%, 6/3/26	240,000	243,410
3.45%, 2/13/23	515,000	519,951
1.25%, 4/23/18	88,000	87,820
		9,085,406
HEALTH CARE — 0.2%
Amgen
1.25%, 5/22/17	88,000	87,708
INDUSTRIALS — 3.7%
Burlington Northern Santa Fe LLC
3.65%, 9/1/25	100,000	101,722
GE Capital International Funding
3.37%, 11/15/25 (A)	200,000	205,650
2.34%, 11/15/20 (A)	35,000	35,128
General Electric Capital MTN
2.20%, 1/9/20	250,000	252,849
0.71%, 5/5/26	310,000	281,318
Lockheed Martin
3.35%, 9/15/21	80,000	83,469
1.85%, 11/23/18	100,000	100,796

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Raytheon
3.13%, 10/15/20	$228,000	$238,520
2.50%, 12/15/22	175,000	175,054
		1,474,506
INFORMATION TECHNOLOGY — 0.9%
Apple
2.85%, 5/6/21	229,000	236,880
Cisco Systems
2.13%, 3/1/19	75,000	76,397
International Business Machines Corp.
3.63%, 2/12/24	50,000	51,671
		364,948
TELECOMMUNICATION SERVICES — 3.5%
AT&T
2.45%, 6/30/20	325,000	321,390
1.40%, 12/1/17	177,000	176,313
Verizon Communications
5.15%, 9/15/23	92,000	101,780
3.65%, 9/14/18	144,000	150,715
3.50%, 11/1/24	50,000	49,580
2.45%, 11/1/22	260,000	249,037
2.25%, 9/14/18	200,000	204,379
0.88%, 6/9/17	120,000	119,552
		1,372,746
UTILITIES — 0.8%
Consolidated Edison Co. of New York
3.30%, 12/1/24	120,000	122,777
PacifiCorp
5.50%, 1/15/19	188,000	207,938
		330,715
TOTAL CORPORATE OBLIGATIONS		18,689,215
U.S. TREASURY OBLIGATIONS — 21.4%
U.S. Treasury Bond
5.38%, 2/15/31	700,000	983,473
4.50%, 2/15/36 to 5/15/38	1,815,000	2,432,453
2.75%, 11/15/42	960,000	963,262
1.63%, 11/15/22	375,000	374,502
U.S. Treasury Inflation Indexed Bonds
0.38%, 7/15/25	200,162	197,798
0.13%, 4/15/20	202,694	203,193
U.S. Treasury Note
2.25%, 11/15/24	245,000	252,341
1.75%, 5/15/23	175,000	175,492
1.50%, 1/31/22	297,000	296,327
1.38%, 8/31/20	230,000	230,925
1.25%, 2/29/20	750,000	750,791
1.00%, 12/15/17	665,000	667,623
0.88%, 7/15/18	100,000	99,957

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury STRIPS
2.61%, 2/15/33 (B)	$160,000	$102,943
1.46%, 5/15/20 (B)	400,000	377,068
0.56%, 8/15/17 (B)	325,000	321,332
TOTAL U.S. TREASURY OBLIGATIONS		8,429,480
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 21.5%
FANNIE MAE — 13.7%
6.00%, 10/1/38 (C)	53,505	61,334
5.50%, 2/1/38 (C)	48,605	54,477
5.00%, 6/1/40 (C)	227,677	252,462
4.50%, 4/1/41 to 9/01/43 (C)	774,262	844,360
4.00%, 2/1/26 to 12/01/40 (C)	363,019	388,773
3.50%, 12/1/25 to 9/01/42 (C)	1,613,730	1,701,785
3.00%, 9/1/42 to 10/01/43 (C)	1,973,243	2,018,851
2.50%, 3/1/26 (C)	93,003	95,771
		5,417,813
FANNIE MAE, SER 2015 M13, CL A2 — 0.3%
2.72%, 10/25/24 (C)	110,000	109,902
FANNIE MAE, SER 2014 M12, CL ASV2 — 1.0%
2.61%, 10/25/21 (C)	370,000	383,137
FREDDIE MAC — 2.5%
5.00%, 8/1/35 to 4/01/40 (C)	619,083	683,846
4.00%, 6/1/25 (C)	118,019	125,315
3.50%, 1/1/41 (C)	179,046	187,511
		996,672
GINNIE MAE — 4.0%
5.50%, 4/15/35	75,981	85,845
4.50%, 10/15/40	58,278	63,474
4.00%, 10/15/40 to 7/15/45	554,485	594,133
3.50%, 12/15/40 to 8/15/42	781,629	823,897
		1,567,349
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		8,474,873
REGISTERED INVESTMENT COMPANY — 4.7%
iShares MBS ETF	16,992	1,855,696
TOTAL REGISTERED INVESTMENT COMPANY		1,855,696

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REGIONAL GOVERNMENT OBLIGATIONS — 1.7%
Province of Ontario Canada
3.20%, 5/16/24	$25,000	$26,467
2.00%, 1/30/19	375,000	379,426
		405,893
Province of Quebec Canada
7.50%, 9/15/29	72,000	106,375
3.50%, 7/29/20	113,000	121,463
2.75%, 8/25/21	50,000	51,770
		279,608
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		685,501
U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FREDDIE MAC — 0.8%
6.25%, 7/15/32 (C)	138,000	198,706
2.38%, 1/13/22 (C)	100,000	103,993
		302,699
TENNESSEE VALLEY AUTHORITY — 0.6%
3.50%, 12/15/42	250,000	241,809
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		544,508
REPURCHASE AGREEMENT — 1.6%
Counterparty: Bank of Nova Scotia 0.350% dated 1/29/16, due 02/1/16 in the amount of $619,018, fully collateralized by a $626,000 U.S. Treasury Obligation, coupon 1.810%, maturity 4/8/20, value $628,028	619,000	619,000
TOTAL REPURCHASE AGREEMENT		619,000
TOTAL INVESTMENTS (Cost $39,251,349) — 99.7%		39,298,273
OTHER ASSETS AND LIABILITIES, NET — 0.3%		111,677
NET ASSETS — 100.0%		$39,409,950
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $1,753,049 or 4.4% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	The rate shown is the effective yield at time of purchase.
(C)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2016

‡	Real Estate Investment Trust.

Cl — Class

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

MBS — Mortgage Backed Security

MTN — Medium Term Note

PLC — Public Limited Company

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

The following is a list of the inputs used as of January 31, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$18,689,215	$—	$18,689,215
U.S. Treasury Obligations	—	8,429,480	—	8,429,480
U.S. Government Mortgage Backed Obligations	—	8,474,873	—	8,474,873
Registered Investment Company	1,855,696	—	—	1,855,696
Regional Government Obligations	—	685,501	—	685,501
U.S. Government Agency Obligations	—	544,508	—	544,508
Repurchase Agreement	—	619,000	—	619,000
Total Investments in Securities	$1,855,696	$37,442,577	$—	$39,298,273

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 94.7%
CONSUMER DISCRETIONARY — 26.5%
American Greetings
7.38%, 12/1/21	$58,000	$59,015
Best Buy
5.50%, 3/15/21	150,000	151,500
CCO Holdings LLC
7.38%, 6/1/20	182,000	189,280
5.13%, 5/1/23 (A)	36,000	36,000
DISH DBS
7.88%, 9/1/19	51,000	55,335
4.63%, 7/15/17	73,000	74,460
Goodyear Tire & Rubber
7.00%, 5/15/22	117,000	125,131
6.50%, 3/1/21	50,000	52,500
Hilton Worldwide Finance
5.63%, 10/15/21	10,000	10,300
Jarden
7.50%, 5/1/17	153,000	156,825
L Brands
8.50%, 6/15/19	117,000	136,305
L Brands Inc.
6.63%, 4/1/21	10,000	11,125
Lear
4.75%, 1/15/23	146,000	147,460
Levi Strauss
6.88%, 5/1/22	58,000	61,335
Mattamy Group
6.50%, 11/15/20 (A)	73,000	66,430
PVH
4.50%, 12/15/22	169,000	163,930
Shearers Foods
9.00%, 11/1/19 (A)	55,000	57,750
Sinclair Televison Group
5.38%, 4/1/21	188,000	188,705
Sirius XM Radio
5.75%, 8/1/21 (A)	10,000	10,377
5.25%, 8/15/22 (A)	29,000	30,595
4.63%, 5/15/23 (A)	73,000	71,540
4.25%, 5/15/20 (A)	43,000	43,645
TEGNA Inc.
7.13%, 9/1/18	8,000	8,160
6.38%, 10/15/23	10,000	10,550
4.88%, 9/15/21 (A)	50,000	50,250
WMG Acquisition
6.00%, 1/15/21 (A)	83,000	84,453
		2,052,956

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CONSUMER STAPLES — 3.9%
Constellation Brands
7.25%, 5/15/17	$88,000	$92,840
3.75%, 5/1/21	109,000	109,599
Smithfield Foods Inc.
5.88%, 8/1/21 (A)	36,000	36,540
Spectrum Brands
6.38%, 11/15/20	58,000	61,190
		300,169
ENERGY — 1.5%
CHC Helicopter
9.25%, 10/15/20	7,000	3,080
Chesapeake Energy Corp.
8.00%, 12/15/22 (A)	68,000	29,070
MEG Energy
6.50%, 3/15/21 (A)	40,000	22,700
Peabody Energy
6.50%, 9/15/20	55,000	3,162
6.25%, 11/15/21	73,000	3,833
6.00%, 11/15/18	131,000	11,135
Precision Drilling
6.50%, 12/15/21	73,000	47,450
		120,430
FINANCIALS — 9.4%
Ally Financial
7.50%, 9/15/20	78,000	86,775
6.25%, 12/1/17	58,000	60,175
3.75%, 11/18/19	10,000	9,762
3.25%, 11/5/18	50,000	49,000
CBRE Services
5.00%, 3/15/23	159,000	160,383
CIT Group
6.63%, 4/1/18 (A)	15,000	15,855
5.50%, 2/15/19 (A)	91,000	93,958
3.88%, 2/19/19	18,000	17,856
Denali Borrower
5.63%, 10/15/20 (A)	102,000	107,355
Iron Mountain
6.00%, 8/15/23‡	73,000	75,920
Lamar Media
5.00%, 5/1/23	10,000	10,000
MSCI Inc.
5.25%, 11/15/24 (A)	40,000	41,250
		728,289

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE — 8.1%
CHS
5.13%, 8/15/18	$156,000	$156,780
5.13%, 8/1/21	25,000	24,812
HCA
6.50%, 2/15/20	179,000	197,348
Kinetic Concepts
10.50%, 11/1/18	131,000	127,070
Valeant Pharmaceuticals International
6.75%, 8/15/18 (A)	91,000	90,602
6.75%, 8/15/21 (A)	30,000	29,100
		625,712
INDUSTRIALS — 15.1%
ADT Corp.
2.25%, 7/15/17	18,000	17,865
AECOM
5.75%, 10/15/22	29,000	29,326
Bombardier
7.50%, 3/15/18 (A)	58,000	54,230
Case New Holland
7.88%, 12/1/17	58,000	62,089
Hertz
6.75%, 4/15/19	73,000	73,000
5.88%, 10/15/20	120,000	118,140
International Lease Finance
8.75%, 3/15/17	146,000	153,461
6.25%, 5/15/19	55,000	57,613
Manitowoc
8.50%, 11/1/20	58,000	60,639
Navistar International
8.25%, 11/1/21	78,000	48,555
Nielsen Finance
4.50%, 10/1/20	73,000	74,050
Nielsen Finance LLC
5.00%, 4/15/22 (A)	111,000	111,971
Nielsen Luxembourg SARL
5.50%, 10/1/21 (A)	22,000	22,605
RR Donnelley & Sons
7.88%, 3/15/21	123,000	121,081
6.50%, 11/15/23	36,000	31,680
Spirit Aerosystems
6.75%, 12/15/20	73,000	75,783
Terex
6.50%, 4/1/20	58,000	55,390
		1,167,478

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
INFORMATION TECHNOLOGY — 3.8%
Advanced Micro Devices
7.75%, 8/1/20	$67,000	$42,545
Jabil Circuit
5.63%, 12/15/20	117,000	121,936
Micron Technology Inc.
5.25%, 8/1/23 (A)	166,000	134,460
		298,941
MATERIALS — 9.1%
AK Steel
7.63%, 5/15/20	88,000	33,440
Aleris International
7.63%, 2/15/18	49,000	42,630
Ashland
4.75%, 8/15/22	51,000	48,514
Ball
4.00%, 11/15/23	109,000	104,640
Celanese US Holdings LLC
4.63%, 11/15/22	55,000	53,212
First Quantum Minerals
7.00%, 2/15/21 (A)	50,000	22,625
6.75%, 2/15/20 (A)	50,000	22,813
HudBay Minerals
9.50%, 10/1/20	29,000	17,835
Lundin Mining
7.50%, 11/1/20 (A)	73,000	62,050
Resolute Forest Products
5.88%, 5/15/23	110,000	70,400
Steel Dynamics
6.13%, 8/15/19	140,000	140,000
Teck Resources
4.75%, 1/15/22	70,000	38,325
United States Steel
7.38%, 4/1/20	98,000	46,550
7.00%, 2/1/18	10,000	6,300
		709,334
TELECOMMUNICATION SERVICES — 15.1%
CenturyLink
6.45%, 6/15/21	146,000	142,259
Frontier Communications
11.00%, 9/15/25 (A)	120,000	115,650
8.50%, 4/15/20	18,000	17,842
Intelsat Jackson Holdings
7.25%, 10/15/20	58,000	49,880
Match Group Inc.
6.75%, 12/15/22 (A)	146,000	146,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
TELECOMMUNICATION SERVICES (continued)
Sable International Finance
6.88%, 8/1/22 (A)	$200,000	$186,000
SBA Communications
4.88%, 7/15/22	128,000	128,000
SBA Telecommunications
5.75%, 7/15/20	30,000	31,125
Sprint
7.88%, 9/15/23	36,000	25,650
6.90%, 5/1/19	46,000	36,800
Sprint Nextel
6.00%, 12/1/16	88,000	87,340
T-Mobile USA
6.73%, 4/28/22	36,000	36,945
6.63%, 11/15/20	88,000	90,508
6.25%, 4/1/21	73,000	74,278
		1,168,277
UTILITIES — 2.2%
Calpine
7.88%, 1/15/23 (A)	56,000	59,780
Calpine Corp.
6.00%, 1/15/22 (A)	20,000	20,775
NRG Energy
7.63%, 1/15/18	88,000	88,880
		169,435
TOTAL CORPORATE OBLIGATIONS		7,341,021
TOTAL INVESTMENTS (Cost $8,151,329) — 94.7%		7,341,021
OTHER ASSETS AND LIABILITIES, NET — 5.3%		407,278
NET ASSETS — 100.0%		$7,748,299
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $1,876,429 or 24.2% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
‡	Real Estate Investment Trust

LLC — Limited Liability Company

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 83.2%
CONSUMER DISCRETIONARY — 7.4%
Comcast
5.70%, 5/15/18	$274,000	$300,259
Daimler Finance North America LLC
1.65%, 5/18/18 (A)	600,000	592,732
1.38%, 8/1/17 (A)	52,000	51,676
Ford Motor Credit LLC
2.38%, 1/16/18	484,000	483,330
1.50%, 1/17/17	424,000	422,348
Home Depot Inc.
2.00%, 6/15/19	400,000	407,292
Time Warner Inc.
2.10%, 6/1/19	625,000	619,171
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	150,000	144,847
1.60%, 11/20/17 (A)	150,000	146,344
		3,167,999
CONSUMER STAPLES — 6.0%
Anheuser-Busch InBev Finance
1.90%, 2/1/19	375,000	375,691
1.25%, 1/17/18	316,000	313,769
Anheuser-Busch InBev Worldwide
1.38%, 7/15/17	256,000	255,921
Coca-Cola
1.65%, 11/1/18	250,000	253,528
CVS Health
5.75%, 6/1/17	434,000	458,456
2.25%, 12/5/18	670,000	674,898
Diageo Capital PLC
1.50%, 5/11/17	104,000	104,201
PepsiCo Inc.
1.00%, 10/13/17	150,000	149,658
		2,586,122
ENERGY — 17.8%
Canadian Natural Resources
5.70%, 5/15/17	315,000	312,278
1.75%, 1/15/18	277,000	250,714
Chevron
1.72%, 6/24/18	500,000	498,923
1.37%, 3/2/18	230,000	228,254
ConocoPhillips
1.05%, 12/15/17	456,000	439,985
ConocoPhillips Co.
1.50%, 5/15/18	150,000	143,724
Enbridge Energy Partners
4.38%, 10/15/20	75,000	70,993

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Enterprise Products Operating LLC
6.50%, 1/31/19	$40,000	$43,146
2.55%, 10/15/19	415,000	397,092
1.65%, 5/7/18	375,000	364,565
Enterprise Products Partners
6.30%, 9/15/17	160,000	167,831
Exxon Mobil
1.31%, 3/6/18	580,000	579,223
Kinder Morgan Energy Partners
5.95%, 2/15/18	68,000	69,036
3.50%, 3/1/16	168,000	168,281
2.65%, 2/1/19	123,000	113,793
Occidental Petroleum
1.75%, 2/15/17	200,000	199,676
Occidental Petroleum Corp.
4.10%, 2/1/21	400,000	415,994
Petro-Canada
6.05%, 5/15/18	125,000	130,290
Phillips 66
2.95%, 5/1/17	650,000	659,245
Shell International Finance BV
2.13%, 5/11/20	415,000	406,399
Statoil
3.13%, 8/17/17	170,000	173,453
1.95%, 11/8/18	326,000	324,572
0.65%, 5/15/18	200,000	197,428
TransCanada PipeLines
3.13%, 1/15/19	700,000	702,054
1.88%, 1/12/18	225,000	220,939
1.63%, 11/9/17	375,000	368,703
		7,646,591
FINANCIALS — 34.1%
AvalonBay Communities MTN
5.75%, 9/15/16‡	212,000	217,745
3.63%, 10/1/20‡	475,000	499,482
Bank of America MTN
2.63%, 10/19/20	375,000	371,002
2.60%, 1/15/19	470,000	471,850
2.25%, 4/21/20	600,000	584,929
Bank of Montreal MTN
1.45%, 4/9/18	160,000	159,464
Bank of New York Mellon MTN
2.10%, 1/15/19	88,000	88,680
BB&T MTN
2.25%, 2/1/19	202,000	204,289
1.60%, 8/15/17	96,000	96,118
Berkshire Hathaway
2.10%, 8/14/19	458,000	467,993

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Caisse Centrale Desjardins
1.28%, 1/29/18 (A)	$400,000	$398,996
Canadian Imperial Bank of Commerce
1.55%, 1/23/18	169,000	168,270
CDP Financial
4.40%, 11/25/19 (A)	200,000	218,060
Citigroup
2.65%, 10/26/20	125,000	124,785
2.50%, 9/26/18	546,000	550,970
2.40%, 2/18/20	625,000	618,749
Commonwealth Bank of Australia NY MTN
2.30%, 3/12/20	410,000	410,704
General Electric Capital
2.10%, 12/11/19	400,000	404,806
Goldman Sachs Group Inc.
2.38%, 1/22/18	600,000	603,051
1.05%, 5/22/17	400,000	399,416
John Deere Capital MTN
2.25%, 4/17/19	385,000	389,611
JPMorgan Chase MTN
1.70%, 3/1/18	300,000	299,574
JPMorgan Chase
6.00%, 10/1/17	693,000	737,990
2.20%, 10/22/19	550,000	549,422
1.57%, 1/23/20	100,000	99,402
Metropolitan Life Global Funding I MTN
1.95%, 12/3/18 (A)	250,000	250,616
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	254,000	255,759
2.00%, 4/14/20 (A)	400,000	393,679
1.50%, 1/10/18 (A)	74,000	73,746
PNC Bank
2.25%, 7/2/19	824,000	830,130
Royal Bank of Canada MTN
2.15%, 3/15/19	458,000	461,771
2.15%, 3/6/20	485,000	488,514
Simon Property Group
2.20%, 2/1/19‡	241,000	244,358
US Bancorp MTN
1.95%, 11/15/18	543,000	548,121
Ventas Realty
2.00%, 2/15/18‡	274,000	274,309
1.55%, 9/26/16‡	124,000	124,212
Wells Fargo MTN
2.60%, 7/22/20	700,000	706,097
Wells Fargo
6.00%, 11/15/17	56,000	60,169
2.13%, 4/22/19	661,000	664,928

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Welltower Inc.
4.95%, 1/15/21‡	$125,000	$135,843
		14,647,610
HEALTH CARE — 1.6%
Amgen
1.25%, 5/22/17	670,000	667,774
INDUSTRIALS — 5.6%
Burlington Northern Santa Fe
4.70%, 10/1/19	50,000	54,425
Caterpillar
1.50%, 6/26/17	356,000	357,346
Eaton
1.50%, 11/2/17	96,000	95,584
GE Capital International Funding
2.34%, 11/15/20 (A)	675,000	677,472
General Electric
5.25%, 12/6/17	264,000	283,112
General Electric Capital MTN
2.20%, 1/9/20	100,000	101,140
Lockheed Martin
1.85%, 11/23/18	450,000	453,583
Raytheon
3.13%, 10/15/20	350,000	366,149
		2,388,811
INFORMATION TECHNOLOGY — 2.2%
Apple
2.10%, 5/6/19	425,000	432,923
Cisco Systems
2.13%, 3/1/19	150,000	152,794
Oracle
2.38%, 1/15/19	340,000	348,066
		933,783
MATERIALS — 1.1%
BHP Billiton
1.63%, 2/24/17	469,000	466,856
TELECOMMUNICATION SERVICES — 6.6%
AT&T
2.45%, 6/30/20	810,000	801,002
1.40%, 12/1/17	492,000	490,089
Verizon Communications
3.65%, 9/14/18	998,000	1,044,538
2.25%, 9/14/18	175,000	178,832
0.88%, 6/9/17	60,000	59,776
Verizon Communications Inc.
2.63%, 2/21/20	275,000	276,583
		2,850,820

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTILITIES — 0.8%
Consolidated Edison of New York
5.30%, 12/1/16	$128,000	$132,462
PacifiCorp
5.50%, 1/15/19	175,000	193,559
		326,021
TOTAL CORPORATE OBLIGATIONS		35,682,387
REGIONAL GOVERNMENT OBLIGATIONS — 5.9%
Province of Ontario Canada
2.00%, 1/30/19	575,000	581,787
1.65%, 9/27/19	841,000	840,203
		1,421,990
Province of Quebec Canada
3.50%, 7/29/20	1,018,000	1,094,239

TOTAL REGIONAL GOVERNMENT OBLIGATIONS		2,516,229
U.S. TREASURY OBLIGATIONS — 4.7%
U.S. Treasury Bond
2.63%, 11/15/20	620,000	656,232
U.S. Treasury Note
1.38%, 8/31/20	150,000	150,603
1.00%, 6/30/19	100,000	99,730
0.88%, 7/15/17 to 7/15/18	1,125,000	1,125,194
TOTAL U.S. TREASURY OBLIGATIONS		2,031,759
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATION — 2.1%
FANNIE MAE — 2.1%
3.50%, 12/1/25 (B)	855,933	910,546
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATION		910,546
U.S. GOVERNMENT AGENCY OBLIGATION — 0.6%
FANNIE MAE — 0.6%
1.99%, 10/9/19 (B),(C)	250,000	235,004
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION		235,004

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT — 17.1%
Counterparty: Bank of Nova Scotia 0.350% dated 1/29/16, due 02/1/16 in the amount of $7,334,214, fully collateralized by a $7,416,000 U.S. Treasury Obligations, coupon 1.81%, maturity 4/8/20, value $7,440,028	$7,334,000	$7,334,000
TOTAL REPURCHASE AGREEMENT		7,334,000
TOTAL INVESTMENTS (Cost $48,850,303) — 113.6%		48,709,925
OTHER ASSETS AND LIABILITIES, NET — (13.6)%		(5,825,136)
NET ASSETS — 100.0%		$42,884,789
‡	Real Estate Investment Trust
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $3,203,927 or 7.5% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(C)	The rate shown is the effective yield at time of purchase.

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 82.3%
CONSUMER DISCRETIONARY — 6.3%
21st Century Fox America Inc.
3.00%, 9/15/22	$300,000	$298,979
Ford Motor Credit LLC
5.88%, 8/2/21	481,000	530,984
3.20%, 1/15/21	225,000	223,195
Home Depot
2.63%, 6/1/22	300,000	303,381
NBCUniversal Media LLC
4.38%, 4/1/21	477,000	523,161
Target
3.50%, 7/1/24	100,000	105,443
Time Warner Inc.
3.40%, 6/15/22	375,000	376,533
		2,361,676
CONSUMER STAPLES — 6.1%
Anheuser-Busch InBev Finance
3.30%, 2/1/23	100,000	101,496
2.63%, 1/17/23	254,000	246,575
Anheuser-Busch InBev Worldwide
2.50%, 7/15/22	275,000	267,811
Coca-Cola Co.
2.50%, 4/1/23	75,000	76,035
CVS Health
3.38%, 8/12/24	580,000	579,776
2.75%, 12/1/22	501,000	494,661
PepsiCo
3.10%, 7/17/22	100,000	104,149
SABMiller Holdings
3.75%, 1/15/22 (A)	377,000	390,768
		2,261,271
ENERGY — 14.8%
Canadian Natural Resources
3.90%, 2/1/25	298,000	231,844
3.80%, 4/15/24	363,000	286,937
3.45%, 11/15/21	242,000	189,035
Chevron
2.36%, 12/5/22	533,000	509,199
ConocoPhillips
3.35%, 11/15/24	279,000	239,606
Enbridge Energy Partners
5.88%, 10/15/25	100,000	93,761
4.38%, 10/15/20	150,000	141,985
Enterprise Products Operating LLC
3.75%, 2/15/25	265,000	241,546
3.35%, 3/15/23	402,000	363,300
Exxon Mobil
3.18%, 3/15/24	275,000	283,437
Husky Energy
3.95%, 4/15/22	150,000	131,531

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Kinder Morgan Energy Partners
2.65%, 2/1/19	$216,000	$199,832
Occidental Petroleum
3.50%, 6/15/25	125,000	119,131
3.13%, 2/15/22	375,000	361,745
Phillips 66
4.30%, 4/1/22	560,000	572,566
Statoil
3.70%, 3/1/24	100,000	100,487
2.90%, 11/8/20	183,000	185,377
2.45%, 1/17/23	429,000	398,263
Suncor Energy Inc.
3.60%, 12/1/24	500,000	446,264
TransCanada PipeLines
2.50%, 8/1/22	470,000	423,956
		5,519,802
FINANCIALS — 31.6%
AvalonBay Communities MTN
2.95%, 9/15/22‡	291,000	291,540
2.85%, 3/15/23‡	325,000	319,221
Bank of America MTN
4.10%, 7/24/23	558,000	573,890
4.00%, 4/1/24	625,000	637,291
3.88%, 8/1/25	200,000	202,141
Bank of Nova Scotia
4.50%, 12/16/25	150,000	148,268
2.80%, 7/21/21	541,000	551,148
Berkshire Hathaway Finance
3.00%, 5/15/22	295,000	306,991
Branch Banking & Trust
3.63%, 9/16/25	660,000	673,733
2.85%, 4/1/21	336,000	343,481
CDP Financial
3.15%, 7/24/24 (A)	300,000	307,495
Citigroup
3.75%, 6/16/24	702,000	709,585
Citigroup Inc.
3.30%, 4/27/25	400,000	390,374
ERP Operating
4.63%, 12/15/21‡	82,000	91,316
3.38%, 6/1/25‡	525,000	533,986
General Electric Capital MTN
3.15%, 9/7/22	248,000	259,282
General Electric Capital
2.10%, 12/11/19	36,000	36,433
JPMorgan Chase
3.90%, 7/15/25	325,000	333,181
3.25%, 9/23/22	665,000	669,650
3.13%, 1/23/25	275,000	266,673
1.57%, 1/23/20	100,000	99,402
Metropolitan Life Global Funding I
3.88%, 4/11/22 (A)	50,000	53,091
3.00%, 1/10/23 (A)	382,000	382,058

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
PNC Bank MTN
3.25%, 6/1/25	$400,000	$404,237
PNC Bank
2.95%, 2/23/25	302,000	298,956
Royal Bank of Canada MTN
4.65%, 1/27/26	400,000	400,646
US Bancorp MTN
4.13%, 5/24/21	260,000	283,422
US Bank
2.80%, 1/27/25	300,000	298,664
Ventas Realty
3.25%, 8/15/22‡	489,000	481,972
Wells Fargo MTN
3.45%, 2/13/23	960,000	969,228
3.30%, 9/9/24	100,000	100,427
3.00%, 2/19/25	175,000	170,807
Welltower Inc.
4.95%, 1/15/21‡	175,000	190,180
		11,778,769
INDUSTRIALS — 9.1%
Burlington Northern Santa Fe LLC
3.65%, 9/1/25	275,000	279,736
3.05%, 9/1/22	130,000	131,215
3.00%, 3/15/23	144,000	143,599
Canadian Pacific Railway
4.50%, 1/15/22	69,000	74,656
Caterpillar
3.90%, 5/27/21	222,000	237,804
CSX
3.35%, 11/1/25	150,000	147,481
GE Capital International Funding
3.37%, 11/15/25 (A)	400,000	411,299
General Electric Capital MTN
3.10%, 1/9/23	331,000	343,514
0.71%, 5/5/26	225,000	204,182
Lockheed Martin
3.35%, 9/15/21	301,000	314,051
Lockheed Martin Corp.
3.55%, 1/15/26	200,000	205,186
Norfolk Southern
3.85%, 1/15/24	221,000	228,026
Raytheon
3.15%, 12/15/24	125,000	128,660
3.13%, 10/15/20	105,000	109,845
2.50%, 12/15/22	369,000	369,114
Union Pacific Corp.
3.25%, 8/15/25	50,000	50,967
		3,379,335

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
INFORMATION TECHNOLOGY — 3.3%
Apple
3.20%, 5/13/25	$140,000	$142,206
2.85%, 5/6/21	498,000	515,136
2.40%, 5/3/23	565,000	554,498
		1,211,840
MATERIALS — 1.2%
BHP Billiton Finance USA
3.85%, 9/30/23	100,000	94,780
3.25%, 11/21/21	352,000	337,273
		432,053
TELECOMMUNICATION SERVICES — 6.0%
AT&T
3.90%, 3/11/24	203,000	208,615
3.40%, 5/15/25	155,000	148,494
3.00%, 2/15/22	403,000	397,162
2.45%, 6/30/20	290,000	286,779
Verizon Communications
5.15%, 9/15/23	547,000	605,146
4.50%, 9/15/20	325,000	351,893
3.50%, 11/1/24	250,000	247,901
		2,245,990
UTILITIES — 3.9%
Consolidated Edison Co. of New York
4.45%, 6/15/20	87,000	95,573
3.30%, 12/1/24	284,000	290,573
Duke Energy Carolinas LLC
3.90%, 6/15/21	436,000	473,924
PacifiCorp
3.60%, 4/1/24	275,000	289,467
2.95%, 2/1/22	310,000	313,636
		1,463,173
TOTAL CORPORATE OBLIGATIONS		30,653,909
REGIONAL GOVERNMENT OBLIGATIONS — 8.2%
Province of Ontario Canada
3.20%, 5/16/24	825,000	873,408
2.45%, 6/29/22	640,000	650,225
Province of Quebec Canada
3.50%, 7/29/20	288,000	309,569
2.75%, 8/25/21	573,000	593,279
2.88%, 10/16/24	600,000	617,736
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		3,044,217
U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bond
1.63%, 11/15/22	125,000	124,834

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Note
2.75%, 2/15/24	$370,000	$396,522
2.25%, 11/15/24	185,000	190,543
2.00%, 2/15/25	455,000	458,679
1.75%, 5/15/23	275,000	275,773
TOTAL U.S. TREASURY OBLIGATIONS		1,446,351
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 2.0%
FNMA, SER M2, CL A2 — 0.5%
2.72%, 2/25/22 (B)	200,000	205,813
FNMA, SER M13, CL A2 — 0.8%
2.54%, 4/25/23 (B)	300,000	301,661
FNMA, SER M9, CL A2 — 0.7%
2.39%, 1/25/23 (B)	250,000	249,831
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		757,305
REPURCHASE AGREEMENT — 13.9%
Counterparty: Bank of Nova Scotia 0.350% dated 1/29/16, due 02/1/16 in the amount of $5,165,151, fully collateralized by a U.S. Treasury Obligation, par value $5,223,000, coupon 1.81%, maturity 4/8/20, value $5,239,923	5,165,000	5,165,000
TOTAL REPURCHASE AGREEMENT		5,165,000
TOTAL INVESTMENTS (Cost $41,443,346) — 110.3%		41,066,782
OTHER ASSETS AND LIABILITIES, NET — (10.3)%		(3,819,068)
NET ASSETS — 100.0%		$37,247,714

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $1,544,711 or 4.1% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
‡	Real Estate Investment Trust

Cl — Class

FNMA — Federal National Mortgage Association

LLC — Limited Liability Company

MTN — Medium Term Note

Ser — Series

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 96.7%
CONSUMER DISCRETIONARY — 4.6%
Brinker International	462	$22,980
Genuine Parts	357	30,763
Home Depot	252	31,691
McDonald’s	213	26,365
Regal Entertainment Group, Cl A	1,159	19,993
Time Warner	277	19,512
		151,304
CONSUMER STAPLES — 18.7%
Altria Group	942	57,566
Campbell Soup	718	40,502
Coca-Cola	856	36,739
Coca-Cola Enterprises	642	29,802
Colgate-Palmolive	281	18,976
CVS Health	244	23,568
Hershey	230	20,265
Kimberly-Clark	552	70,888
Kraft Heinz Co.	669	52,222
Molson Coors Brewing, Cl B	352	31,849
PepsiCo.	273	27,109
Philip Morris International	800	72,008
Procter & Gamble	595	48,606
Reynolds American	1,190	59,440
Wal-Mart Stores	369	24,487
		614,027
ENERGY — 4.5%
Enterprise Products Partners (A)	819	19,582
Exxon Mobil	460	35,811
Occidental Petroleum	620	42,675
Royal Dutch Shell PLC ADR, Cl A	638	28,027
Spectra Energy	741	20,341
		146,436
FINANCIALS — 11.3%
Allianz ADR	1,629	26,390
Arthur J Gallagher	983	37,000
BlackRock, Cl A	92	28,912
CME Group, Cl A	560	50,316
Commonwealth Bank of Australia ADR	285	16,071
Corrections Corp of America‡	677	19,504
Iron Mountain‡	1,535	42,274
M&T Bank	211	23,248
Marsh & McLennan	548	29,225
People’s United Financial	1,457	20,937
Wells Fargo	523	26,270
Welltower‡	845	52,576
		372,723

DESCRIPTION	SHARES	VALUE
HEALTH CARE — 7.1%
AbbVie	1,166	$64,013
Johnson & Johnson	529	55,249
Medtronic PLC	337	25,585
Merck	599	30,351
Pfizer	735	22,410
UnitedHealth Group	316	36,391
		233,999
INDUSTRIALS — 15.9%
3M	328	49,528
Boeing	168	20,182
Deluxe	694	38,794
Eaton PLC	560	28,285
Emerson Electric	669	30,761
General Dynamics	236	31,570
Honeywell International	324	33,437
Lockheed Martin	318	67,098
Raytheon	511	65,531
Republic Services, Cl A	763	33,343
RR Donnelley & Sons	1,755	24,517
United Parcel Service, Cl B	259	24,139
United Technologies	275	24,115
Waste Management	989	52,367
		523,667
INFORMATION TECHNOLOGY — 9.7%
Apple	337	32,804
Automatic Data Processing	509	42,293
Intel	626	19,418
Linear Technology	468	19,998
Microchip Technology	891	39,926
Microsoft	757	41,703
Oracle	813	29,520
Paychex	621	29,721
Seagate Technology PLC	899	26,116
Texas Instruments	712	37,686
		319,185
MATERIALS — 2.5%
Agrium	228	19,806
Bemis	657	31,451
Dow Chemical	772	32,424
		83,681
TELECOMMUNICATION SERVICES — 6.0%
AT&T	1,791	64,583
CenturyLink	1,377	35,003
Verizon Communications	1,309	65,411
Vodafone Group PLC ADR	1,038	33,424
		198,421

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
UTILITIES — 16.4%
Ameren	1,153	$51,793
CMS Energy	1,055	41,018
Dominion Resources	454	32,765
Duke Energy	745	56,098
Entergy	353	24,915
Eversource Energy	843	45,353
NiSource	1,192	25,044
PPL	1,586	55,605
SCANA	384	24,173
Southern	515	25,194
TECO Energy	674	18,279
Vectren	595	24,895
WEC Energy Group	1,079	59,593
Westar Energy, Cl A	614	26,746
WGL Holdings	415	27,718
		539,189
TOTAL COMMON STOCK		3,182,632
TOTAL INVESTMENTS (Cost $2,895,589) — 96.7%		3,182,632
OTHER ASSETS AND LIABILITIES, NET — 3.3%		107,409
NET ASSETS — 100.0%		$3,290,041

(A)	Security considered Master Limited Partnership. At January 31, 2016, this security amounted to $19,582 or 0.60% of net assets.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Large Cap Core Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 99.4%**
CONSUMER DISCRETIONARY — 11.7%
Advance Auto Parts	279	$42,422
Dick’s Sporting Goods	907	35,445
Genuine Parts	355	30,590
Home Depot	539	67,785
Kohl’s	622	30,944
PVH	394	28,912
Time Warner	856	60,297
TJX	991	70,599
		366,994
CONSUMER STAPLES — 6.6%
CVS Health	736	71,090
JM Smucker	287	36,828
Kimberly-Clark	330	42,378
PepsiCo.	582	57,793
		208,089
ENERGY — 3.6%
Anadarko Petroleum	811	31,702
Devon Energy	649	18,107
Occidental Petroleum	905	62,291
		112,100
FINANCIALS — 16.7%
American International Group	1,513	85,454
Ameriprise Financial	630	57,110
BlackRock, Cl A	242	76,051
Citigroup	1,231	52,416
Citizens Financial Group	1,993	42,351
CME Group, Cl A	757	68,016
FNF Group	874	28,300
Marsh & McLennan	603	32,158
Synchrony Financial*	1,666	47,348
Voya Financial	1,148	35,106
		524,310
HEALTH CARE — 14.4%
Abbott Laboratories	1,271	48,107
AbbVie	1,196	65,661
Allergan PLC*	319	90,733
Gilead Sciences	850	70,550
McKesson	530	85,319
UnitedHealth Group	788	90,746
		451,116
INDUSTRIALS — 13.1%
Boeing	705	84,692
Danaher	896	77,638
General Electric	2,960	86,136
Ingersoll-Rand PLC	1,026	52,808

DESCRIPTION	SHARES	VALUE
Nielsen Holdings PLC	782	$37,661
Norfolk Southern	203	14,312
Rockwell Collins	698	56,454
		409,701
INFORMATION TECHNOLOGY — 26.1%
Alphabet, Cl C*	105	78,010
Apple	1,317	128,197
Applied Materials	2,465	43,507
Check Point Software Technologies*	634	49,965
F5 Networks*	511	47,922
Fidelity National Information Services	989	59,073
First Data, Cl A*	2,200	29,414
Microsoft	2,407	132,602
Oracle	2,090	75,888
Seagate Technology PLC	961	27,917
Texas Instruments	1,078	57,058
Visa, Cl A	1,181	87,973
		817,526
MATERIALS — 1.7%
Ecolab	107	11,542
EI du Pont de Nemours	815	43,000
		54,542
TELECOMMUNICATION SERVICES — 0.8%
CenturyLink	1,033	26,259
UTILITIES — 4.7%
Eversource Energy	933	50,195
PPL	1,028	36,042
WEC Energy Group	1,085	59,925
		146,162
TOTAL COMMON STOCK		3,116,799
TOTAL INVESTMENTS (Cost $3,041,000) — 99.4%		3,116,799
OTHER ASSETS AND LIABILITIES, NET — 0.6%		20,211
NET ASSETS — 100.0%		$3,137,010
*	Non-income producing security
**	More narrow industries are utilized for compliance purposes.

Cl — Class

PLC — Public Limited Company

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 52.0%
AUSTRALIA — 3.6%
Commonwealth Bank of Australia	813	$45,955
Sonic Healthcare Limited	2,585	34,079
Telstra	21,309	85,861
Westpac Banking	2,759	61,102
		226,997
CANADA — 4.9%
BCE	3,254	131,075
Rogers Communications, Cl B	2,986	102,248
Shaw Communications, Cl B	2,312	40,021
TELUS	1,453	40,419
		313,763
FRANCE — 7.4%
AXA	2,072	51,204
Sanofi	419	34,844
SCOR	2,356	82,126
TOTAL	2,094	93,017
Unibail-Rodamco‡	343	86,457
Vinci	1,182	80,077
Vivendi	1,940	42,175
		469,900
GERMANY — 6.8%
Allianz SE	334	54,053
BASF	872	58,121
Daimler	781	54,681
Deutsche Post	1,636	39,651
Deutsche Telekom	2,904	50,567
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	589	113,483
Siemens	691	66,232
		436,788
IRELAND — 1.5%
Eaton PLC	840	42,428
Seagate Technology PLC	1,796	52,174
		94,602
ITALY — 1.8%
Terna Rete Elettrica Nazionale	21,711	116,348
NORWAY — 2.8%
Orkla	7,018	56,856
Statoil ASA	6,217	85,070
Yara International	1,033	39,161
		181,087
SINGAPORE — 1.3%
Singapore Exchange	7,605	37,886
Singapore Telecommunications	17,065	42,315
		80,201

DESCRIPTION	SHARES	VALUE
SPAIN — 0.7%
Gas Natural SDG	2,360	$46,360
SWEDEN — 0.9%
Svenska Handelsbanken, Cl A	4,717	59,351
SWITZERLAND — 2.8%
Nestle SA	537	39,562
Roche Holding AG	183	47,401
Swisscom	188	93,516
		180,479
TAIWAN — 0.9%
Taiwan Semiconductor Manufacturing ADR	2,445	54,646
UNITED KINGDOM — 16.6%
Aberdeen Asset Management PLC	8,795	31,001
AstraZeneca PLC ADR	2,937	94,630
BAE Systems PLC	12,085	89,379
British American Tobacco PLC	1,623	90,440
Diageo	1,905	51,286
GlaxoSmithKline PLC	4,826	99,418
Imperial Tobacco Group PLC	2,096	113,490
National Grid PLC	9,648	135,929
Royal Dutch Shell PLC ADR, Cl A	1,830	80,392
SSE PLC	4,271	88,621
Unilever PLC	1,463	64,321
Vodafone Group PLC	36,800	118,289
		1,057,196
TOTAL FOREIGN COMMON STOCK		3,317,718
U.S. COMMON STOCK — 46.9%
CONSUMER DISCRETIONARY — 2.2%
McDonald’s	760	94,073
Regal Entertainment Group, Cl A	2,539	43,798
		137,871
CONSUMER STAPLES — 8.6%
Altria Group	1,607	98,204
Coca-Cola	948	40,688
Kimberly-Clark	592	76,025
PepsiCo.	443	43,990
Philip Morris International	1,406	126,554
Procter & Gamble	640	52,282
Reynolds American	2,169	108,342
		546,085
ENERGY — 2.9%
Enterprise Products Partners (A)	1,646	39,356
Exxon Mobil	710	55,273
Occidental Petroleum	1,291	88,859
		183,488

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
FINANCIALS — 7.2%
Arthur J Gallagher	825	$31,053
CME Group, Cl A	572	51,394
Corrections Corp of America‡	2,500	72,025
Iron Mountain‡	3,144	86,586
People’s United Financial	3,132	45,007
Wells Fargo	1,110	55,755
Welltower‡	1,908	118,716
		460,536
HEALTH CARE — 2.8%
AbbVie	970	53,253
Johnson & Johnson	415	43,343
Merck	919	46,566
Pfizer	1,275	38,875
		182,037
INDUSTRIALS — 3.1%
Emerson Electric	945	43,451
Lockheed Martin	251	52,961
RR Donnelley & Sons	3,796	53,030
Waste Management	864	45,749
		195,191
INFORMATION TECHNOLOGY — 3.1%
Automatic Data Processing	523	43,456
Microchip Technology	1,086	48,664
Microsoft	838	46,165
Texas Instruments	1,070	56,635
		194,920
MATERIALS — 1.6%
Agrium	450	39,091
Dow Chemical	1,547	64,974
		104,065
TELECOMMUNICATION SERVICES — 5.5%
AT&T	3,772	136,018
CenturyLink	3,284	83,479
Verizon Communications	2,671	133,470
		352,967
UTILITIES — 9.9%
Ameren	1,727	77,577
Duke Energy	1,501	113,025
Entergy	1,305	92,107
PPL	3,588	125,795
Southern	1,148	56,160
TECO Energy	1,738	47,135
WEC Energy Group	2,222	122,721
		634,520
TOTAL U.S. COMMON STOCK		2,991,680
TOTAL INVESTMENTS (Cost $6,741,135) — 98.9%		6,309,398
OTHER ASSETS AND LIABILITIES, NET — 1.1%		72,413
NET ASSETS — 100.0%		$6,381,811
‡	Real Estate Investment Trust.
(A)	Security considered Master Limited Partnership. At January 31, 2016, these securities amounted to $39,356 or 0.62% of net assets.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of January 31, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock
Australia	$—	$226,997	$—	$226,997
Canada	313,763	—	—	313,763
France	—	469,900	—	469,900
Germany	—	436,788	—	436,788
Ireland	94,602	—	—	94,602
Italy	—	116,348	—	116,348
Norway	—	181,087	—	181,087
Singapore	—	80,201	—	80,201
Spain	—	46,360	—	46,360
Sweden	—	59,351	—	59,351
Switzerland	—	180,479	—	180,479
Taiwan	54,646	—	—	54,646
United Kingdom	175,022	882,174	—	1,057,196
U.S. Common Stock	2,991,680	—	—	2,991,680
Total Investments in Securities	$3,629,713	$2,679,685	$—	$6,309,398

As of January 31, 2016, certain foreign equity securities were fair valued using other observable market-based inputs in place of the closing exchange prices on which the investments are principally traded as a result of movement in U.S. markets that exceeded the specified threshold established by the Fair Value Procedures and, accordingly, transferred from Level 1 to Level 2.

For the year ended January 31, 2016, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 59.5%
AUSTRALIA — 6.2%
AGL Energy	8,972	$119,652
Amcor	6,181	58,942
Aurizon Holdings	27,263	72,091
AusNet Services	94,410	98,869
Brambles	5,905	47,171
Coca-Cola Amatil	3,347	20,038
CSL	123	9,162
Dexus Property Group‡	6,443	33,982
GPT Group‡	15,724	55,004
Mirvac Group‡	24,534	33,499
Sonic Healthcare Limited	7,341	96,779
Stockland‡	13,033	38,240
Tatts Group	20,310	60,416
Telstra	25,041	100,899
Wesfarmers	213	6,427
		851,171
BELGIUM — 1.6%
Colruyt	1,954	104,478
Groupe Bruxelles Lambert	676	51,395
Proximus SADP	2,001	69,169
		225,042
CANADA — 14.9%
AltaGas	900	21,059
Bank of Montreal	931	49,989
Bank of Nova Scotia	901	36,911
BCE	2,297	92,526
CAE	8,500	88,768
Canadian Imperial Bank of Commerce	658	42,855
Canadian National Railway	831	45,053
Canadian Tire, Cl A	200	16,297
Canadian Utilities, Cl A	4,500	116,058
CI Financial	2,740	60,515
Empire	4,231	79,975
Enbridge	1,400	48,629
Fairfax Financial Holdings	69	35,527
First Capital Realty	6,333	84,627
Fortis	3,709	107,783
George Weston	1,231	94,911
Gildan Activewear	3,847	97,102
Great-West Lifeco	2,940	72,865
Intact Financial	1,674	100,375
Metro, Cl A	3,335	98,581
National Bank of Canada	831	23,710
Onex	1,608	96,108
Power Financial	1,663	38,379
RioCan‡	1,740	30,729
Rogers Communications, Cl B	831	28,455

DESCRIPTION	SHARES	VALUE
Royal Bank of Canada	1,801	$93,270
Saputo	1,732	42,530
Shaw Communications, Cl B	4,779	82,726
Sun Life Financial	3,223	92,441
TELUS	1,178	32,769
TransCanada	2,897	100,606
		2,052,129
CHILE — 2.3%
Aguas Andinas, Cl A	204,930	102,775
Banco de Chile	1,001,697	103,160
Colbun	426,671	107,930
		313,865
DENMARK — 1.3%
DSV	2,394	93,166
Tryg	1,982	37,898
William Demant Holding*	542	47,778
		178,842
FRANCE — 1.9%
Aeroports de Paris	412	46,671
Air Liquide	453	46,844
Atos	890	70,357
Danone	722	49,728
L’Oreal	53	9,059
Sodexo	442	43,289
		265,948
GERMANY — 1.3%
Fresenius	1,251	83,013
Fresenius Medical Care	1,015	90,143
		173,156
HONG KONG — 2.9%
Cheung Kong Infrastructure Holdings	7,600	71,481
China Mobile	5,750	63,159
CLP Holdings	12,150	102,062
Hong Kong & China Gas	8,000	14,082
MTR	22,500	101,869
PCCW	70,000	41,990
		394,643
ISRAEL — 1.9%
Azrieli Group	1,379	48,668
Bank Hapoalim	17,185	79,822
Mizrahi Tefahot Bank	7,728	86,754
Teva Pharmaceutical Industries	662	40,678
		255,922
ITALY — 1.6%
Snam	19,076	107,033
Terna Rete Elettrica Nazionale	20,864	111,809
		218,842

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
JAPAN — 3.1%
FamilyMart	1,150	$53,816
Lawson	700	55,270
McDonald’s Holdings Japan	4,000	78,893
Nippon Telegraph & Telephone	1,700	72,373
Nitori Holdings	600	48,736
Oracle Japan	1,600	72,665
Secom	600	41,809
Tokyo Gas	700	3,225
		426,787
LUXEMBOURG — 0.4%
SES ADR	2,346	61,342
MALAYSIA — 1.1%
AMMB Holdings	25,723	27,088
DiGi.Com	5,155	6,068
Genting Malaysia	14,946	16,132
Hong Leong Bank	10,500	33,165
Malayan Banking	6,338	13,127
Maxis	8,609	11,891
Public Bank	3,644	16,170
YTL Power International	82,238	29,138
		152,779
NEW ZEALAND — 0.9%
Auckland International Airport	11,105	40,064
Contact Energy	6,001	17,938
Spark New Zealand	29,011	63,457
		121,459
PHILIPPINES — 0.8%
Aboitiz Power	117,600	102,939
QATAR — 0.8%
Commercial Bank QSC	6,479	71,123
Qatar Electricity & Water Co. QSC	693	35,336
		106,459
SINGAPORE — 2.9%
ComfortDelGro	23,207	46,374
Keppel	20,434	72,873
Sembcorp Industries	40,745	72,607
Sembcorp Marine	5,700	6,303
Singapore Press Holdings	36,500	91,620
Singapore Technologies Engineering	15,587	31,618
Singapore Telecommunications	18,011	44,661
StarHub	15,240	36,333
		402,389

DESCRIPTION	SHARES	VALUE
SOUTH KOREA — 0.2%
Dongbu Insurance*	241	$13,688
KT&G	142	12,259
		25,947
SWEDEN — 0.3%
TeliaSonera	7,209	34,048
SWITZERLAND — 3.6%
Kuehne + Nagel International	602	79,675
Nestle SA	1,378	101,521
Novartis AG	1,116	86,460
Roche Holding AG	129	33,414
Schindler Holding	201	31,061
Swiss Prime Site	833	66,663
Swisscom	112	55,712
Wolseley PLC	782	38,793
		493,299
TAIWAN — 4.9%
Asia Cement	55,541	43,689
Chang Hwa Commercial Bank	47,080	23,593
Chunghwa Telecom ADR	3,463	107,769
First Financial Holdings	138,957	63,427
Formosa Petrochemical	18,000	44,552
Hon Hai Precision Industry	5,000	11,763
Hua Nan Financial Holdings	49,637	22,150
Taiwan Business Bank*	255,205	61,672
Taiwan Cooperative Financial Holdings	202,327	84,116
Taiwan Mobile	34,169	102,807
Taiwan Semiconductor Manufacturing ADR	682	15,243
Uni-President Enterprises	59,000	98,662
		679,443
UNITED KINGDOM — 4.6%
AstraZeneca PLC	361	23,245
Babcock International Group PLC	1,047	13,721
Centrica PLC	9,872	28,966
Compass Group PLC	6,085	104,723
Diageo	1,649	44,394
Direct Line Insurance Group PLC	2,472	13,278
National Grid PLC	7,215	101,651
Next PLC	529	52,433
Reckitt Benckiser Group PLC	718	63,860
Severn Trent PLC	1,439	45,157
SSE PLC	4,357	90,405
United Utilities Group	4,118	56,341
		638,174
TOTAL FOREIGN COMMON STOCK		8,174,625

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
U.S. COMMON STOCK — 39.1%
CONSUMER DISCRETIONARY — 2.9%
AutoZone*	104	$79,809
Comcast, Cl A	831	46,295
McDonald’s	866	107,193
Thomson Reuters	2,801	104,770
TJX	831	59,200
		397,267
CONSUMER STAPLES — 7.3%
Campbell Soup	366	20,646
Church & Dwight	242	20,328
Clorox	623	80,398
Coca-Cola	1,282	55,023
Colgate-Palmolive	901	60,845
Dr Pepper Snapple Group	1,039	97,500
General Mills	1,074	60,692
Hershey	589	51,897
Hormel Foods	381	30,636
Kellogg	797	58,532
Kimberly-Clark	520	66,778
McCormick	727	63,954
PepsiCo.	927	92,051
Procter & Gamble	1,189	97,129
Sysco	2,578	102,630
Wal-Mart Stores	727	48,244
		1,007,283
ENERGY — 0.6%
Exxon Mobil	1,000	77,850
FINANCIALS — 6.1%
Annaly Capital Management‡	863	8,199
Arch Capital Group*	970	65,524
Berkshire Hathaway, Cl B*	416	53,984
Everest Re Group	477	85,354
Loews Corp.	900	33,309
M&T Bank	500	55,090
Marsh & McLennan	1,316	70,182
New York Community Bancorp	4,800	74,304
Northern Trust	1,101	68,350
People’s United Financial	5,649	81,176
PNC Financial Services Group	100	8,665
US Bancorp	2,132	85,408
Wells Fargo	1,916	96,241
WR Berkley	1,212	60,782
		846,568
HEALTH CARE — 3.0%
Cardinal Health	935	76,081
DaVita HealthCare Partners*	946	63,496
Eli Lilly	1,301	102,909
Johnson & Johnson	242	25,274

DESCRIPTION	SHARES	VALUE
Merck	700	$35,469
Patterson	416	17,663
Stryker Corp.	100	9,915
Varian Medical Systems*	416	32,086
Waters*	346	41,939
		404,832
INDUSTRIALS — 7.5%
Cintas	1,101	94,598
Deere	600	46,206
General Dynamics	485	64,878
Honeywell International	923	95,254
Lockheed Martin	485	102,335
Northrop Grumman	69	12,769
Raytheon	485	62,196
Republic Services, Cl A	2,501	109,294
Rockwell Collins	200	16,176
Roper Industries	516	90,646
Stanley Black & Decker	300	28,302
Stericycle Inc.*	900	108,315
TransDigm Group*	500	112,365
Union Pacific	693	49,896
Waste Management	693	36,694
		1,029,924
INFORMATION TECHNOLOGY — 3.0%
Amphenol, Cl A	1,901	94,233
CA	1,600	45,968
Fidelity National Information Services	700	41,811
Fiserv*	677	64,017
International Business Machines	208	25,956
Motorola Solutions	700	46,739
Paychex	1,100	52,646
Synopsys*	1,039	44,573
		415,943
MATERIALS — 0.8%
Dow Chemical	69	2,898
Praxair	1,023	102,300
		105,198
TELECOMMUNICATION SERVICES — 0.8%
AT&T	2,900	104,574
Verizon Communications	204	10,194
		114,768
UTILITIES — 7.1%
AGL Resources	500	31,780
Ameren	104	4,672
American Electric Power	104	6,341
American Water Works	1,547	100,416
CMS Energy	1,351	52,527
Consolidated Edison	866	60,092

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
UTILITIES (continued)
Dominion Resources	1,401	$101,110
DTE Energy	797	67,753
Duke Energy	727	54,743
Entergy	762	53,782
Pinnacle West Capital	666	44,162
PPL	1,663	58,305
Public Service Enterprise Group	901	37,211
SCANA	1,039	65,405
Sempra Energy	754	71,442
Southern	2,151	105,227
Xcel Energy	1,766	67,497
		982,465
TOTAL U.S. COMMON STOCK		5,382,098
REGISTERED INVESTMENT COMPANIES — 0.6%
United States — 0.6%
iShares MSCI EAFE Index Fund	747	41,443
SPDR S&P500 ETF Trust	216	41,876
TOTAL REGISTERED INVESTMENT COMPANIES		83,319
TOTAL INVESTMENTS (Cost $13,732,215) — 99.2%		13,640,042
OTHER ASSETS AND LIABILITIES, NET — 0.8%		111,213
NET ASSETS — 100.0%		$13,751,255

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2016, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
BNY Mellon	2/29/16	AUD	984,600	USD	691,005	$(4,977)
BNY Mellon	2/29/16	CAD	2,750,200	USD	1,946,500	(16,627)
BNY Mellon	2/29/16	CHF	436,050	USD	430,484	4,373
BNY Mellon	2/29/16	DKK	1,087,100	USD	157,839	(74)
BNY Mellon	2/29/16	EUR	793,500	USD	859,642	(480)
BNY Mellon	2/29/16	GBP	415,200	USD	595,028	3,391
BNY Mellon	2/29/16	HKD	2,911,500	USD	373,849	(360)
BNY Mellon	2/29/16	ILS	1,060,400	USD	266,058	(1,839)
BNY Mellon	2/29/16	JPY	49,170,300	USD	415,146	8,810
BNY Mellon	2/29/16	NZD	191,100	USD	123,718	167
BNY Mellon	2/29/16	SEK	294,505	USD	34,343	7
BNY Mellon	2/29/16	SGD	543,800	USD	380,605	(926)
BNY Mellon	2/29/16	USD	29,319	JPY	3,472,000	(627)
HSBC	2/29/16	GBP	33,000	USD	47,305	282
RBC	2/29/16	AUD	140,000	USD	98,214	(747)
RBC	2/29/16	CAD	67,000	USD	47,407	(419)
						$(10,046)

For the year ended January 31, 2016, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-income producing security
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

AUD — Australian Dollar

BNY — Bank of New York

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HSBC — Hongkong and Shanghai Banking Corporation

ILS — Israeli Shekel

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NZD — New Zealand Dollar

PLC — Public Limited Company

RBC — Royal Bank of Canada

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2016

The following is a list of the inputs used as of January 31, 2016 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock
Australia	$—	$851,171	$—	$851,171
Belgium	—	225,042	—	225,042
Canada	2,052,129	—	—	2,052,129
Chile	313,865	—	—	313,865
Denmark	—	178,842	—	178,842
France	—	265,948	—	265,948
Germany	—	173,156	—	173,156
Hong Kong	—	394,643	—	394,643
Israel	—	255,922	—	255,922
Italy	—	218,842	—	218,842
Japan	—	426,787	—	426,787
Luxembourg	—	61,342	—	61,342
Malaysia	—	152,779	—	152,779
New Zealand	—	121,459	—	121,459
Philippines	—	102,939	—	102,939
Qatar	—	106,459	—	106,459
Singapore	—	402,389	—	402,389
South Korea	12,259	13,688	—	25,947
Sweden	—	34,048	—	34,048
Switzerland	—	493,299	—	493,299
Taiwan	123,011	556,432	—	679,443
United Kingdom	—	638,174	—	638,174
U.S. Common Stock	5,382,098	—	—	5,382,098
Registered Investment Companies	83,319	—	—	83,319
Total Investments in Securities	$7,966,681	$5,673,361	$—	$13,640,042

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$17,030	$—	$17,030
Unrealized Depreciation	—	(27,076)	—	(27,076)
Total Other Financial Instruments	$—	$(10,046)	$—	$(10,046)
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of January 31, 2016, certain foreign equity securities were fair valued using other observable market-based inputs in place of the closing exchange prices on which the investments are principally traded as a result of movement in U.S. markets that exceeded the specified threshold established by the Fair Value Procedures and, accordingly, transferred from Level 1 to Level 2.

For the year ended January 31, 2016, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global All Cap Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
U.S. COMMON STOCK — 53.3%
CONSUMER DISCRETIONARY — 5.1%
Home Depot	450	$56,592
Madison Square Garden*	245	37,750
Time Warner	525	36,981
TJX	852	60,696
		192,019
CONSUMER STAPLES — 8.1%
CVS Health	1,150	111,078
JM Smucker	492	63,133
Kimberly-Clark	290	37,242
Mondelez International, Cl A	952	41,031
Philip Morris International	586	52,746
		305,230
ENERGY — 3.1%
Anadarko Petroleum	920	35,963
Core Laboratories	189	18,598
Occidental Petroleum	868	59,744
		114,305
FINANCIALS — 4.5%
Ameriprise Financial	345	31,274
CME Group, Cl A	425	38,186
NorthStar Realty Finance ‡	2,173	25,794
Synchrony Financial*	2,632	74,801
		170,055
HEALTH CARE — 9.5%
Abbott Laboratories	853	32,286
AbbVie	665	36,508
Allergan PLC*	130	36,976
Gilead Sciences	460	38,180
McKesson	432	69,543
Teva Pharmaceutical Industries ADR	1,234	75,866
UnitedHealth Group	593	68,290
		357,649
INDUSTRIALS — 7.5%
Danaher	858	74,346
General Dynamics	275	36,787
General Electric	2,599	75,631
Hexcel	1,367	56,566
Raytheon	300	38,472
		281,802
INFORMATION TECHNOLOGY — 15.5%
Alphabet, Cl C*	96	71,323
Apple	748	72,810
Applied Materials	3,109	54,874
Automatic Data Processing	332	27,586
Cypress Semiconductor	5,235	41,147

DESCRIPTION	SHARES	VALUE
Facebook, Cl A*	337	$37,815
Fidelity National Information Services	650	38,825
Microsoft	1,811	99,768
Oracle	1,105	40,123
Universal Display*	805	39,526
Visa, Cl A	789	58,773
		582,570
TOTAL U.S. COMMON STOCK		2,003,630
FOREIGN COMMON STOCK — 39.0%
AUSTRALIA — 1.6%
Amcor	6,306	60,134
BELGIUM — 1.8%
Anheuser-Busch InBev	529	66,530
FRANCE — 5.1%
Airbus Group	874	54,971
Safran	868	56,231
Sanofi	415	34,512
Sodexo	492	48,185
		193,899
GERMANY — 1.2%
Continental	208	43,648
HONG KONG — 1.7%
AIA Group	11,515	64,017
IRELAND — 1.4%
Experian PLC	3,113	53,105
JAPAN — 2.6%
Calbee	1,700	70,646
FANUC	200	26,778
		97,424
NETHERLANDS — 1.3%
ING Groep	4,200	47,847
SPAIN — 1.4%
Cellnex Telecom SAU (A)	3,100	53,426
SWITZERLAND — 4.9%
Nestle SA	813	59,896
Novartis AG	898	69,571
Roche Holding AG	219	56,726
		186,193
UNITED KINGDOM — 16.0%
BT Group PLC, Cl A	6,390	44,472
Croda International PLC	1,274	52,030
Diageo	2,815	75,785
Imperial Tobacco Group PLC	1,901	102,931
Prudential PLC	1,770	34,774

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch Global All Cap Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
UNITED KINGDOM (continued)
SABMiller PLC	627	$37,547
Smith & Nephew PLC	3,720	61,967
Unilever PLC	940	41,327
Vodafone Group PLC	25,892	83,226
WPP PLC	3,045	66,222
		600,281
TOTAL FOREIGN COMMON STOCK		1,466,504
TOTAL INVESTMENTS (Cost $3,573,037) — 92.3%		3,470,134
OTHER ASSETS AND LIABILITIES, NET — 7.7%		291,500
NET ASSETS — 100.0%		$3,761,634
*	Non-income producing security
‡	Real Estate Investment Trust
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $53,426 or 1.4% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of January 31, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Common Stock	$2,003,630	$—	$—	$2,003,630
Foreign Common Stock
Australia	—	60,134	—	60,134
Belgium	—	66,530	—	66,530
France	—	193,899	—	193,899
Germany	—	43,648	—	43,648
Hong Kong	—	64,017	—	64,017
Ireland	—	53,105	—	53,105
Japan	—	97,424	—	97,424
Netherlands	—	47,847	—	47,847
Spain	—	53,426	—	53,426
Switzerland	—	186,193	—	186,193
United Kingdom	—	600,281	—	600,281
Total Investments in Securities	$2,003,630	$1,466,504	$—	$3,470,134

As of January 31, 2016, certain foreign equity securities were fair valued using other observable market-based inputs in place of the closing exchange prices on which the investments are principally traded as a result of movement in U.S. markets that exceeded the specified threshold established by the Fair Value Procedures and, accordingly, transferred from Level 1 to Level 2.

For the year ended January 31, 2016, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE BONDS — 31.1%
CONSUMER DISCRETIONARY — 0.6%
Cervus Equipment
6.00%, 7/31/17	$3,000	$2,109
Tesla Motors
0.25%, 3/1/19	38,000	32,585
		34,694
CONSUMER STAPLES — 1.1%
Herbalife
2.00%, 8/15/19	77,000	61,407
ENERGY — 0.9%
Alpha Appalachia Holdings
3.25%, 8/1/15 (A)	9,000	90
Chesapeake Energy
2.50%, 5/15/37	59,000	27,877
2.50%, 5/15/37	16,000	7,560
2.25%, 12/15/38	20,000	5,600
Energy XXI
3.00%, 12/15/18	28,000	560
Solazyme
5.00%, 10/1/19	20,000	8,888
		50,575
FINANCIALS — 16.9%
Ares Capital
5.75%, 2/1/16	11,000	11,000
4.38%, 1/15/19	13,000	12,911
Artis
5.75%, 6/30/18‡	19,000	18,240
Colony Financial
5.00%, 4/15/23‡	43,000	38,781
Dream Global Real Estate Investment Trust
5.50%, 7/31/18‡	25,000	17,355
E-House China Holdings
2.75%, 12/15/18 (B)	29,000	27,967
Ezcorp
2.63%, 6/15/19	17,000	10,593
FXCM
2.25%, 6/15/18	108,000	75,060
IAS Operating Partnership
5.00%, 3/15/18‡ (B)	70,000	65,887
New Mountain Finance
5.00%, 6/15/19	19,000	18,133
NorthStar Realty Europe
4.63%, 12/15/16‡ (B)	219,000	214,418
Pennymac
5.38%, 5/1/20‡	116,000	106,720
Prospect Capital
5.88%, 1/15/19	23,000	20,441
5.75%, 3/15/18	32,000	30,440
5.38%, 10/15/17	14,000	13,685
4.75%, 4/15/20	41,000	34,389

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Redwood Trust
4.63%, 4/15/18‡	$33,000	$30,442
Resource Capital
6.00%, 12/1/18‡	17,000	15,597
TCP Capital
5.25%, 12/15/19	7,000	6,808
TICC Capital
7.50%, 11/1/17	8,000	7,670
TPG Specialty Lending
4.50%, 12/15/19	13,000	12,529
VEREIT
3.00%, 8/1/18‡	151,000	141,940
		931,006
HEALTH CARE — 1.0%
Teligent
3.75%, 12/15/19	18,000	15,840
Vivus
4.50%, 5/1/20 (B)	56,000	37,800
		53,640
INDUSTRIALS — 0.6%
KEYW Holding
2.50%, 7/15/19	10,000	6,819
Silver Standard Resources
2.88%, 2/1/33 (B)	37,000	24,050
		30,869
INFORMATION TECHNOLOGY — 5.4%
Finisar
0.50%, 12/15/33	44,000	40,177
FireEye
1.00%, 6/1/35 (B)	40,000	32,800
InvenSense
1.75%, 11/1/18	22,000	19,896
ModusLink Global Solutions
5.25%, 3/1/19	1,000	728
Nuance Communications
1.00%, 12/15/35 (B)	60,000	54,038
PROS Holdings
2.00%, 12/1/19 (B)	23,000	17,969
SINA
1.00%, 12/1/18	74,000	71,826
SouFun Holdings
2.00%, 12/15/18	4,000	3,878
SunEdison
2.63%, 6/1/23 (B)	49,000	10,872
Twitter
0.25%, 9/15/19	33,000	28,215
Verint Systems
1.50%, 6/1/21	20,000	18,250
		298,649
MATERIALS — 0.1%
Primero Mining
6.50%, 3/31/16	4,000	3,994

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
TELECOMMUNICATION SERVICES — 3.0%
Alaska Communications Systems Group
6.25%, 5/1/18	$16,000	$15,520
Clearwire Communications
8.25%, 12/1/40 (B)	149,000	146,020
		161,540
UTILITIES — 1.5%
Northland Power
5.00%, 6/30/19	9,000	6,502
NRG Yield
3.50%, 2/1/19 (B)	36,000	31,545
Pattern Energy Group
4.00%, 7/15/20 (B)	51,000	44,338
		82,385
TOTAL CONVERTIBLE BONDS		1,708,759
COMMON STOCK — 19.4%
CONSUMER DISCRETIONARY — 0.2%
Dick's Sporting Goods	100	3,908
MDC Partners, Cl A	300	5,862
		9,770
ENERGY — 1.2%
AltaGas	500	11,700
Canadian Natural Resources	600	12,845
Canyon Services Group	400	1,225
Cenovus Energy	700	8,624
SandRidge Energy*	5,046	171
Suncor Energy	400	9,474
TransCanada	700	24,309
		68,348
FINANCIALS — 16.1%
Annaly Capital Management‡	4,900	46,550
AR Capital Acquisition*	300	2,949
Atlantic Alliance Partnership*	700	7,189
Bank of Nova Scotia	800	32,773
Berkshire Hathaway, Cl B*	1,800	233,586
Boulevard Acquisition II*	3,000	28,950
Brookfield Asset Management, Cl A	150	4,528
Canadian Imperial Bank of Commerce	500	32,565
Capitol Acquisition III*	6,000	58,500
Double Eagle Acquisition*	8,000	79,760
Easterly Acquisition*	3,000	30,150
FinTech Acquisition*	1,400	14,056
Global Partner Acquisition*	2,000	20,200
Gores Holdings*	7,000	70,280

DESCRIPTION	SHARES/ PRINCIPAL AMOUNT	VALUE
GP Investments Acquisition, Cl U*	1,900	$18,658
Harmony Merger*	1,300	13,117
Hennessy Capital Acquisition II*	2,000	19,480
Pace Holdings*	6,000	60,000
Quinpario Acquisition 2*	3,000	29,370
Royal Bank of Canada	600	31,073
Terrapin 3 Acquisition*	2,500	25,388
VEREIT‡	3,100	23,901
		883,023
INDUSTRIALS — 0.2%
Air Canada, Cl B*	600	3,362
KBR	400	5,704
		9,066
INFORMATION TECHNOLOGY — 0.6%
Hewlett Packard Enterprise	600	8,256
Open Text	200	9,785
Oracle	200	7,262
QUALCOMM	200	9,068
		34,371
MATERIALS — 0.1%
ArcelorMittal	1,721	6,574
Freeport-McMoRan	100	460
Teck Resources, Cl B	100	374
		7,408
UTILITIES — 1.0%
Atco, Cl I	100	2,772
Canadian Utilities, Cl A	200	5,158
Capital Power	700	9,414
TransAlta	2,300	8,077
TransAlta Renewables	4,250	30,277
		55,698
TOTAL COMMON STOCK		1,067,684
CORPORATE OBLIGATIONS — 15.0%
CONSUMER DISCRETIONARY — 4.4%
American Greetings
7.38%, 12/1/21	$2,000	2,035
Ameristar Casinos
7.50%, 4/15/21	20,000	20,800
Best Buy
5.00%, 8/1/18	25,000	25,750
Dana Holding
5.38%, 9/15/21	20,000	19,300
Goodyear Tire & Rubber
7.00%, 5/15/22	20,000	21,390
Hilton Worldwide Finance
5.63%, 10/15/21	20,000	20,600
Jarden
7.50%, 5/1/17	20,000	20,500
L Brands
8.50%, 6/15/19	20,000	23,300

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CONSUMER DISCRETIONARY (continued)
Lear
4.75%, 1/15/23	$20,000	$20,200
Neiman Marcus Group
8.00%, 10/15/21 (B)	20,000	15,000
PVH
4.50%, 12/15/22	20,000	19,400
Six Flags Entertainment
5.25%, 1/15/21 (B)	15,000	15,274
TEGNA
5.13%, 10/15/19	2,000	2,095
WMG Acquisition
6.00%, 1/15/21 (B)	14,000	14,245
		239,889
CONSUMER STAPLES — 0.8%
Constellation Brands
7.25%, 5/15/17	20,000	21,100
Spectrum Brands
6.38%, 11/15/20	20,000	21,100
		42,200
FINANCIALS — 1.9%
CBRE Services
5.00%, 3/15/23	20,000	20,174
CIT Group
5.00%, 5/15/17	20,000	20,425
Crown Castle International
4.88%, 4/15/22‡	20,000	20,994
Denali Borrower
5.63%, 10/15/20 (B)	20,000	21,050
Lamar Media
5.88%, 2/1/22	20,000	20,775
		103,418
HEALTH CARE — 0.9%
CHS
8.00%, 11/15/19	20,000	19,850
HCA
6.50%, 2/15/20	25,000	27,562
		47,412
INDUSTRIALS — 1.6%
Bombardier
7.50%, 3/15/18 (B)	20,000	18,700
Case New Holland
7.88%, 12/1/17	20,000	21,410
Hertz
6.75%, 4/15/19	10,000	10,000
International Lease Finance
5.75%, 5/15/16	20,000	20,234
Nielsen Finance
4.50%, 10/1/20	20,000	20,288
		90,632
INFORMATION TECHNOLOGY — 0.7%
Jabil Circuit
5.63%, 12/15/20	20,000	20,844

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
Open Text
5.63%, 1/15/23 (B)	$20,000	$19,900
		40,744
MATERIALS — 1.8%
Aleris International
7.63%, 2/15/18	17,000	14,790
Crown Americas
6.25%, 2/1/21	15,000	15,506
First Quantum Minerals
7.00%, 2/15/21 (B)	11,000	4,978
6.75%, 2/15/20 (B)	11,000	5,019
Resolute Forest Products
5.88%, 5/15/23	20,000	12,800
Steel Dynamics
6.13%, 8/15/19	15,000	15,000
Teck Resources
2.50%, 2/1/18	25,000	20,531
United States Steel
7.00%, 2/1/18	20,000	12,600
		101,224
TELECOMMUNICATION SERVICES — 1.8%
CenturyLink
5.80%, 3/15/22	20,000	18,500
SBA Telecommunications
5.75%, 7/15/20	20,000	20,750
Sprint Nextel
6.00%, 12/1/16	20,000	19,850
T-Mobile USA
6.63%, 11/15/20	20,000	20,570
6.46%, 4/28/19	20,000	20,625
		100,295
UTILITIES — 1.1%
AES
7.38%, 7/1/21	20,000	20,600
Calpine
7.88%, 1/15/23 (B)	20,000	21,350
NRG Energy
8.25%, 9/1/20	20,000	18,150
		60,100
TOTAL CORPORATE OBLIGATIONS		825,914
REGISTERED INVESTMENT COMPANIES — 13.1%
Energy Select Sector SPDR Fund	100	5,824
Highland/iBoxx Senior Loan ETF	5,000	89,750
iShares 20+ Year Treasury Bond ETF	100	12,730
iShares 3-7 Year Treasury Bond ETF	100	12,524
iShares Gold Bullion ETF	100	703

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES/ PRINCIPAL AMOUNT	VALUE
REGISTERED INVESTMENT COMPANIES (continued)
iShares JP Morgan USD Emerging Markets Bond ETF	42	$4,445
iShares US Preferred Stock ETF	5,700	219,279
Pennant Park Floating Rate Closed End Management Investment Company	7,161	78,055
SPDR Barclays Convertible Securities ETF	6,100	249,978
SPDR Barclays Short Term High Yield Bond ETF	1,900	47,785
TOTAL REGISTERED INVESTMENT COMPANIES		721,073
U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Strips
2.18%, 5/15/43 (C)	$80,000	36,622
2.18%, 11/15/43 (C)	80,000	36,741
2.15%, 8/15/43 (C)	80,000	36,848
2.15%, 2/15/44 (C)	80,000	36,144
2.10%, 5/15/44 (C)	80,000	35,447
TOTAL U.S. TREASURY OBLIGATIONS		181,802
PREFERRED STOCK — 1.7%
Bank of America*	10	10,971
Brookfield Office Properties*	996	19,299
Brookfield Property Split	50	896
Chesapeake Energy, CV to 37.037 shares* (B)	53	8,053
Element Financial	200	3,333
Frontier Communications, CV to 17.0213 shares*	300	26,814
SandRidge Energy*	700	700
SandRidge Energy, CV to 12.4805 shares*	530	530
TransAlta	319	1,787
Wells Fargo, CV to 6.3814 shares*	10	11,720
Welltower*‡	100	5,676
TOTAL PREFERRED STOCK		89,779
TOTAL INVESTMENTS (Cost $5,349,239) — 83.6%		4,595,011
OTHER ASSETS AND LIABILITIES, NET — 16.4%		901,221
NET ASSETS — 100.0%		$5,496,232

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2016, is as follows (1):

Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Depreciation
2/29/16	CAD 795,785	USD 563,070	$(4,983)
2/29/16	CHF 1	USD 1	—
			$(4,983)
(1)	Counterparty is BNY Mellon.

For the year ended January 31, 2016, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

‡	Real Estate Investment Trust
*	Non-income producing security
(A)	Security is in default on interest payments.
(B)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2016, these securities amounted to $851,273 or 15.5% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(C)	The rate shown is the effective yield at time of purchase.

BNY — Bank of New York

CV — Convertible

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

ETF — Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

The following is a list of the inputs used as of January 31, 2016, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Convertible Bonds	$—	$1,708,759	$—	$1,708,759
Common Stock	1,067,684	—	—	1,067,684
Corporate Obligations	—	825,914	—	825,914
Registered Investment Companies	721,073	—	—	721,073
U.S. Treasury Obligations	—	181,802	—	181,802
Preferred Stock	81,026	8,753	—	89,779
Total Investments in Securities	$1,869,783	$2,725,228	$—	$4,595,011

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2016

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Depreciation	$—	$(4,983)	$—	$(4,983)
Total Other Financial Instruments	$—	$(4,983)	$—	$(4,983)
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation on the instrument.

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 98.4%
CONSUMER DISCRETIONARY — 14.0%
Brinker International	43,235	$2,150,509
Cracker Barrel Old Country Store	9,130	1,198,130
Dick's Sporting Goods	32,319	1,263,026
Fossil Group*	20,500	668,300
Hibbett Sports*	26,970	867,355
Movado Group	36,911	948,613
PVH	11,764	863,242
Service International	73,904	1,787,738
Steven Madden*	38,392	1,239,678
Urban Outfitters*	32,035	732,961
Visteon	10,524	703,845
		12,423,397
CONSUMER STAPLES — 2.9%
B&G Foods	34,984	1,274,117
United Natural Foods*	37,365	1,308,522
		2,582,639
ENERGY — 1.2%
Dril-Quip*	10,415	610,736
Oil States International*	14,575	411,452
		1,022,188
FINANCIALS — 23.2%
Arthur J Gallagher	32,901	1,238,394
Bank of Hawaii	29,243	1,752,533
BankUnited	50,943	1,716,779
Blackstone Mortgage Trust, Cl A‡	42,044	1,041,850
CBOE Holdings	12,342	822,224
CubeSmart‡	42,176	1,319,687
CVB Financial	90,697	1,388,571
Diamond Hill Investment Group	5,200	879,060
First Republic Bank	27,685	1,882,580
Glacier Bancorp	55,692	1,313,774
Investors Bancorp	98,025	1,145,912
LegacyTexas Financial Group	46,097	900,275
Liberty Property Trust‡	44,684	1,310,135
Morningstar	11,702	940,958
NorthStar Realty Europe‡	13,625	128,620
NorthStar Realty Finance‡	40,877	485,210
Texas Capital Bancshares*	27,246	972,682
Waddell & Reed Financial, Cl A	49,424	1,356,195
		20,595,439

DESCRIPTION	SHARES	VALUE
HEALTH CARE — 10.8%
Air Methods*	40,675	$1,583,884
Alkermes PLC*	34,677	1,110,011
Bio-Rad Laboratories, Cl A*	11,300	1,441,993
Integra LifeSciences Holdings*	16,595	1,019,763
Lannett Co.*	17,975	458,542
US Physical Therapy	21,571	1,103,357
WellCare Health Plans*	22,213	1,687,744
Wright Medical Group*	60,513	1,207,234
		9,612,528
INDUSTRIALS — 17.7%
Allison Transmission Holdings, Cl A	47,068	1,119,748
Armstrong World Industries*	33,239	1,285,684
Curtiss-Wright	12,712	877,128
Genesee & Wyoming, Cl A*	17,822	883,615
Hexcel	41,018	1,697,325
Jacobs Engineering Group*	17,800	698,294
Mueller Industries	54,454	1,385,854
Mueller Water Products, Cl A	114,280	938,239
Wabtec	21,702	1,387,843
Waste Connections	31,168	1,869,145
Werner Enterprises	55,443	1,338,948
Woodward	48,343	2,232,963
		15,714,786
INFORMATION TECHNOLOGY — 17.8%
Check Point Software Technologies*	17,545	1,382,721
CommVault Systems*	39,371	1,477,200
Cypress Semiconductor	118,182	928,911
EVERTEC	64,955	892,482
F5 Networks*	12,170	1,141,303
Harmonic*	178,844	590,185
National Instruments	40,089	1,142,536
NetScout Systems*	59,207	1,275,911
PTC*	50,470	1,494,417
Qorvo*	11,000	435,600
Total System Services	35,418	1,422,387
Ubiquiti Networks*	50,650	1,499,746
Universal Display*	43,589	2,140,220
		15,823,619

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2016

DESCRIPTION	SHARES	VALUE
MATERIALS — 5.3%
Chemtura*	16,173	$424,379
Flotek Industries*	33,304	222,471
KapStone Paper and Packaging	59,945	885,987
Methanex	19,086	506,161
Reliance Steel & Aluminum	22,725	1,293,961
Silgan Holdings	25,923	1,370,549
		4,703,508
TELECOMMUNICATION SERVICES — 0.3%
Lumos Networks	18,253	211,370
UTILITIES — 5.2%
Great Plains Energy	52,136	1,453,552
Vectren	28,860	1,207,502
Westar Energy, Cl A	44,248	1,927,443
		4,588,497
TOTAL COMMON STOCK		87,277,971
TOTAL INVESTMENTS (Cost $100,603,684) — 98.4%		87,277,971
OTHER ASSETS AND LIABILITIES, NET — 1.6%		1,435,967
NET ASSETS — 100.0%		$88,713,938

*	Non-income producing security
‡	Real Estate Investment Trust

Cl — Class

PLC — Public Limited Company

As of January 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM 1- to 5-Year Corporate Bond Portfolio, TDAM 5- to 10-Year Corporate Bond Portfolio, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund (twelve of the series constituting TD Asset Management USA Funds Inc.) (the “Funds”) as of January 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM 1- to 5-Year Corporate Bond Portfolio, TDAM 5- to 10-Year Corporate Bond Portfolio, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund (twelve of the series constituting TD Asset Management USA Funds Inc.) at January 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
March 22, 2016

Director and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons’ of the Company, as defined in the Investments Company Act of 1940 as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Customer Service, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031. The following chart lists Directors and Officers as of March 1, 2016.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 63	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee since March 2011; Director since 3/30/09	Senior Advisor at Kennedy Wilson since 2015; Executive Vice Chairman of Kennedy Wilson, International (real estate) 2009-2015; Senior Advisor, Stonepoint Capital 2008 – 2011; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm) since 2004.	22	Director, USC Marshall Business School Board since 2010; Director of Lepercq, de Neuflize and Co. since 2009; President of Christ Church Trustees since 2008; Trustee Emeritus of Whittier College since 1995.

PETER B.M. EBY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 77	Director	Since 6/6/02	Retired.	22	Director of Leon’s Furniture Limited since May 1977; Director of George Weston Limited (May 2000 – November 2014).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 64	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee since 3/24/11	Retired financial services attorney; real estate investor; Senior Advisor to New York State Banking Department, 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013.	22	Director and Vice Chairman, Albany Law School Board of Trustees.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2016.

Director and Officers Information
(Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 53	Director	Since 9/23/14	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present); Previously, Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 – 2013); CEO and Director of Loring Ward International, Ltd.; and President of SA Funds – Investment Trust (2005 – 2009).	22	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice, LLC.

CHRISTOPHER L. WILSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 59	Director	Since 9/23/14	Managing Partner, CT2, LLC (consulting), (2009 – present); Previously, President and CEO, Columbia Funds (2004 – 2009).	22	Chairman of Audit Committee and Director, ISO-NE (energy and energy services), (2011 – present); Trustee and Finance Committee Chairman, Lesley University (2003 – 2011); Board of Governors, Investment Company Institute (2005 – 2009).

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 64	Director	Since 12/17/10	Senior Vice President — TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	22	Director of Ontario Teachers’ Pension Plan Board since 2012; Director of Queens University, Greenwood College School; Director of The Perimeter Institute; The Shaw Festival; Director of First National Financial Corporation; Board of Crombie REIT since 5/14/14.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2016.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Director and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years††
Officers
MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 52	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Previously, Chief Risk Officer of TD Asset Management Inc. since 2002 and Chief Financial Officer of TDAM Wealth Management from 2001 to 2002; and Chief Operating Officer of TDAM from 1998 to 2010.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 51	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 47	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 44	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 62	Secretary	Since 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio, Inc.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 56	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as Officer. There is no set term of office for Officers.

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TDAMANN03

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee.

3(a)	(2) The audit committee financial expert is Jim Kelly who is “independent” for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2015 - $ 276,043

2016 - $ 284,326

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2015 - $3,500

2016 - $3,605

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2015 - $130,760

2016 - $134,672

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2015 - $0

2016 - $0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 - 0%

2016 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2015- $134,260

2016- $138,277

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers are attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      TD Asset Management USA Funds Inc.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date April 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date April 6, 2016

By (Signature and Title)* /s/ Eric Kleinschmidt, Treasurer

Eric Kleinschmidt, Treasurer

Date April 6, 2016

* Print the name and title of each signing officer under his or her signature.